Filed Pursuant to Rule 497(b)

File No. 333-223846

Important Information for Shareholders of

Nuveen Symphony Large-Cap Growth Fund and

Nuveen Growth Fund

At a joint special meeting of shareholders of Nuveen Symphony Large-Cap Growth Fund (the “Symphony Large-Cap Growth Fund” or a “Target Fund”) and Nuveen Growth Fund (the “Growth Fund” or a “Target Fund”), each a series of Nuveen Investment Trust II (“NIT II”), you will be asked to vote on the reorganization of your fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust (“NIT”) (each, a “Reorganization”). The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of NIT II (the “Board”), including the independent board members, unanimously recommends that shareholders of each Target Fund vote FOR the proposal.

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.	Why are the Reorganizations being proposed?

A.	As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization of each Target Fund into the Acquiring Fund due to the similar strategies of the Funds and the operating cost savings and efficiencies expected to result from each Reorganization. The Reorganizations will allow shareholders to continue their investment in a Fund with similar investment objectives and strategies and, for shareholders of Growth Fund, the same portfolio managers. The Adviser and the Board believe that the Acquiring Fund following the Reorganizations will recognize operating cost savings and operational efficiencies because the fixed costs involved with operating a fund will be spread across a larger asset base following each Reorganization, and the need to provide certain duplicative services to separate stand-alone funds will be eliminated. Based on fee and expense information as of the date presented in the Joint Proxy Statement/Prospectus, the Reorganizations are expected to result in the same or lower expenses before and after waivers for shareholders of each class of shares of the Target Funds (as shareholders of the Acquiring Fund following the Reorganizations). See “How will the Reorganizations impact fees and expenses?” at page iv of the Q&A section below.

Q.	How will the Reorganizations affect my shares?

A.	Upon the closing of each Reorganization, shareholders of the applicable Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Holders of Class A shares, Class C shares and Class I shares of each Target Fund will receive the same class of shares of the Acquiring Fund. Because the Acquiring Fund does not offer Class R3 shares, holders of Class R3 shares of each Target Fund will receive Class A shares of the Acquiring Fund.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in a Reorganization?

A.	The front-end sales load on Class A shares received in the Reorganization of each Target Fund into the Acquiring Fund will be waived. If your Target Fund shares are subject to a contingent deferred sales charge (“CDSC”), which may be the case for either Class A share purchases of $1 million or more that were not subject to a front-end sales load or Class C shares, the Acquiring Fund shares that you receive in your Target Fund’s Reorganization will be subject to a CDSC if they are redeemed within 18 months of the date you purchased your Target Fund Class A shares subject to a CDSC or within 12 months of the date you purchased your Target Fund Class C shares.

Q.	Are the Funds managed by the same sub-adviser?

A.	The Symphony Large-Cap Growth Fund is sub-advised by Symphony Asset Management, LLC (“Symphony”). The Growth Fund and the Acquiring Fund are sub-advised by Nuveen Asset Management, LLC (“Nuveen Asset Management”). The Symphony Large-Cap Growth Fund is managed by Gunther Stein, Ross Sakomoto, CFA and Marc Snyder. Each of the Growth Fund and the Acquiring Fund is managed by Robert C. Doll and Scott M. Tonneson. Both Mr. Doll and Mr. Tonneson will continue to serve as portfolio managers for the Acquiring Fund upon completion of one or both of the Reorganizations.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.	The investment objective of each Target Fund is to seek long-term capital appreciation, and the investment objective of the Acquiring Fund is long-term capital appreciation.

The Funds have similar principal investment strategies. Under normal market conditions, the Symphony Large-Cap Growth Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Under normal market conditions, the Growth Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Growth Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. The Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Because the Funds have similar principal investment strategies, the principal risks of investing in each Fund are similar, but there are some differences. An investment in the Acquiring Fund is subject to investment strategy risk related to its use of quantitative models and reliance on proprietary and third-party data and systems, whereas this is not a principal risk for an investment in either Target Fund. In addition, unlike the Target Funds, principal risks of the Acquiring Fund include frequent trading risk and, because the Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund, futures contract risk. The Growth Fund is subject to certain additional principal risks (i.e., currency risk and non-U.S. investment risk) related to investments in non-U.S. issuers, which is not a principal strategy of the Acquiring Fund. See the section of the Joint Proxy Statement/Prospectus entitled “Comparison of the Funds—Risk Factors” for a comparison of, and additional information regarding, each Fund’s principal investment risks.

Although the Target Funds and the Acquiring Fund have similar principal investment strategies, the Funds’ portfolio managers employ different investment processes. Generally, the management of the Acquiring Fund’s investment portfolio is done in a manner that relies to a greater extent on quantitative techniques than the management of either Target Fund’s investment portfolio. Accordingly, there are differences in the portfolio compositions and holdings of the Funds.

A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Joint Proxy Statement/Prospectus.

Q.	Will the portfolio of my Target Fund be repositioned prior to the Reorganization?

A.	For the Symphony Large-Cap Growth Fund: Yes. Prior to the Reorganization of the Symphony Large-Cap Growth Fund, it is estimated that approximately 47% (or $76,422,666) of the Fund’s investment portfolio will be sold. If such sales had occurred as of January 31, 2018, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $30,157 (or 0.02% of the Symphony Large-Cap Growth Fund’s net assets), based on average commission rates normally paid by the Fund. These transaction costs represent expenses of the Symphony Large-Cap Growth Fund that will not be subject to the Fund’s expense cap, if applicable, and will be borne by the Fund and indirectly borne by its shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income, which may have tax consequences to shareholders. See “Will the Reorganization of my Target Fund have any tax consequences to me?” at page iv of the Q&A section below.

For the Growth Fund: Yes. Prior to the Reorganization of the Growth Fund, it is estimated that approximately 27% (or $14,429,616) of the Fund’s investment portfolio will be sold. If such sales had occurred as of January 31, 2018, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $3,285 (or 0.01% of the Growth Fund’s net assets), based on average commission rates normally paid by the Fund. These transaction costs represent expenses of the Growth Fund that will not be subject to the Fund’s expense cap, if applicable, and will be borne the Fund and indirectly borne by its shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income, which may have tax consequences to shareholders. See “Will the Reorganization of my Target Fund have any tax consequences to me?” below.

Taking into account the repositioning of each Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of either Target Fund’s assets received in a Reorganization in order to meet its investment policies and restrictions.

Q.	How will the Reorganizations impact fees and expenses?

A.	If the Reorganization of the Symphony Large-Cap Growth Fund had taken place as of the date in the Fees and Expenses table in the Joint Proxy Statement/Prospectus (the “Fees and Expenses Table”), the pro forma total annual fund operating expenses of the Acquiring Fund following the applicable Reorganization before waivers would have been the same or lower than the total annual fund operating expenses of the Symphony Large-Cap Growth Fund before waivers for all share classes and the total annual fund operating expenses of the Acquiring Fund following the applicable Reorganization after waivers would have been lower. If the Reorganization of the Growth Fund had taken place as of the date in the Fees and Expenses Table, the total annual fund operating expenses of the Acquiring Fund following the applicable Reorganization before and after waivers would have been lower than the total annual fund operating expenses of the Growth Fund for all share classes. The lower total annual fund operating expenses of the Acquiring Fund following the applicable Reorganization after waivers are based on an expense cap that is in place through July 31, 2020. If this expense cap is not renewed after the July 31, 2020 expiration date, the total annual fund operating expenses after waivers of the Acquiring Fund could increase depending upon, among other things, the size of the Acquiring Fund at that time.

Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of the Funds—Fees and Expenses” in the Joint Proxy Statement/Prospectus for additional information.

Q.	Will the Reorganization of my Target Fund have any tax consequences to me?

A.

The Reorganization of each Target Fund into the Acquiring Fund is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization of your Target Fund. Prior to the closing of each Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, each Target Fund may recognize gains or losses as a result of portfolio sales effected prior to the applicable Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by a Target Fund to its shareholders, and may increase or decrease a Target Fund’s capital loss carryfowards. If such sales had occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $24.6 million (approximately $6.22 per share) for the Symphony Large-Cap Growth Fund and approximately $5.5 million (approximately $3.36 per share) for the Growth Fund.

Q.	Who will bear the costs of the Reorganizations?

A.	Nuveen Fund Advisors or its affiliates (collectively, “Nuveen”) will absorb the costs of the Reorganizations, which are estimated to be approximately $340,000.

Q.	What is the timetable for the Reorganizations?

A.	If approved by Target Fund shareholders at the joint special meeting of shareholders on June 18, 2018, the Reorganization of each Target Fund into the Acquiring Fund is expected to occur at the close of business on August 24, 2018 or as soon as practicable thereafter.

The Reorganizations of the Target Funds into the Acquiring Fund are not contingent on each other, and it is possible that the Reorganization of one Target Fund into the Acquiring Fund takes place but the Reorganization of the other Target Fund into the Acquiring Fund does not.

General

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at (888) 916-1753 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in person, by mail, by telephone or over the Internet:

•

To vote in person, please attend the special meeting of shareholders and bring your photographic identification. If you hold your Target Fund shares through a bank, broker or other nominee, you must also bring satisfactory proof of ownership of those shares and a “legal proxy” from the nominee.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

v

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by each Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization of a Target Fund, the Board will take such action as it deems to be in the best interests of that Target Fund, including continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

APRIL 26, 2018

Dear Shareholders:

We are pleased to invite you to the joint special meeting of shareholders (the “Joint Special Meeting”) of Nuveen Symphony Large-Cap Growth Fund and Nuveen Growth Fund (each, a “Target Fund” and collectively, the “Target Funds”). The Joint Special Meeting is scheduled for June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606.

At the Joint Special Meeting, you will be asked to consider and approve a very important proposal for your fund. You are being asked to consider the reorganization of your fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a “Fund”) (each, a “Reorganization”).

Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, has proposed each Reorganization due to the similar strategies of the Funds and the operating cost savings and efficiencies expected to result from each Reorganization. The Adviser and the Board of Trustees of Nuveen Investment Trust II believe that the shareholders of each Target Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund with the Acquiring Fund pursuant to the applicable Reorganization. In addition, the Acquiring Fund will have an expense cap in place that will result in lower net expenses for shareholders of each Target Fund following its Reorganization. The Board of Trustees believes the Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization for your Target Fund.

The attached Joint Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the Joint Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Joint Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Joint Special Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Joint Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Joint Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Joint Special Meeting.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Christopher M. Rohrbacher
Vice President and Secretary

2

APRIL 26, 2018

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

NUVEEN GROWTH FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2018

To the Shareholders:

Notice is hereby given that a joint special meeting of shareholders of Nuveen Symphony Large-Cap Growth Fund and Nuveen Growth Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Nuveen Investment Trust II, a Massachusetts business trust, will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018, at 2:00 p.m. Central time (the “Joint Special Meeting”), for the purposes described below.

1.	To approve an Agreement and Plan of Reorganization (and the related transactions), which provides for (i) the transfer of all the assets of the applicable Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of such Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the holders of Class A, Class C, Class R3 and Class I shares of such Target Fund, respectively, in complete liquidation and termination of the Target Fund.

2.	To transact such other business as may properly come before the Joint Special Meeting.

Only shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Joint Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Joint Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Joint Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Joint Special Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Joint Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Joint Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Joint Special Meeting.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

JOINT PROXY STATEMENT/PROSPECTUS

DATED APRIL 26, 2018

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

and

NUVEEN GROWTH FUND

by

NUVEEN LARGE CAP GROWTH FUND

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Symphony Large-Cap Growth Fund (the “Symphony Large-Cap Growth Fund”) and Nuveen Growth Fund (the “Growth Fund”) (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Nuveen Investment Trust II (“NIT II” or a “Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the joint special meeting of shareholders of the Target Funds to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Joint Special Meeting”). This Joint Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of NIT II (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Joint Special Meeting. The purpose of the Joint Special Meeting is to allow the shareholders of each Target Fund to consider and vote on the proposed reorganization (each, a “Reorganization”) of such Target Fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust (“NIT” or a “Trust”). The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders approve the Reorganization of their Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund with the same total value as the total value of the Target Fund shares exchanged by such shareholder. Holders of shares of a Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold, except that holders of Class R3 shares of a Target Fund will receive Class A shares of the Acquiring Fund. The Board of Trustees has determined that the Reorganization of each Target Fund into the Acquiring Fund is in the best interests of that Target Fund. The address and telephone number of the principal executive office of the Funds and each Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to shareholders of each Target Fund on or about May 1, 2018. Shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Joint Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Joint Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of each Target Fund should know before voting on the Reorganization of their Target Fund (in effect, investing in Class A, Class C and Class I shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The Board of Trustees of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Joint Special Meeting is in the best interests of each Target Fund in light of the similar matters being considered and voted on by shareholders.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference and also accompany this Joint Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

(ii)	the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended August 31, 2017 (File No. 811-07619).

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated April 26, 2018 (the “Reorganization SAI”);

(ii)	the Symphony Large-Cap Growth Fund’s prospectus dated January 31, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Symphony Large-Cap Growth Fund (File Nos. 333-33607 and 811-08333);

(iii)	the Symphony Large-Cap Growth Fund’s statement of additional information dated January 31, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Symphony Large-Cap Growth Fund (File Nos. 333-33607 and 811-08333);

(iv)	the audited financial statements contained in the Symphony Large-Cap Growth Fund’s Annual Report, only insofar as they relate to the Symphony Large-Cap Growth Fund, for the fiscal year ended September 30, 2017 (File No. 811-08333); and

(v)	the Growth Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Growth Fund (File Nos. 333-33607 and 811-08333);

(vi)	the Growth Fund’s statement of additional information dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Growth Fund (File Nos. 333-33607 and 811-08333);

ii

(vii)	the audited financial statements contained in the Growth Fund’s Annual Report, only insofar as they relate to the Growth Fund, for the fiscal year ended August 31, 2017 (File No. 811-08333); and

(viii)	the Acquiring Fund’s statement of additional information dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Large Cap Growth Fund Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by each Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

iii

iv

REORGANIZATION OF EACH TARGET FUND

INTO THE ACQUIRING FUND

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Joint Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Joint Proxy Statement/Prospectus, the Board of Trustees believes the proposed Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and that the interests of each Target Fund’s existing shareholders would not be diluted as a result of the Reorganization of that Target Fund. If shareholders of a Target Fund approve the Reorganization and it is completed, shareholders of that Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Joint Proxy Statement/Prospectus carefully together with the Acquiring Fund’s prospectus, which accompanies this Joint Proxy Statement/Prospectus and is incorporated herein by reference. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Joint Proxy Statement/Prospectus constitutes an offering of Class A, Class C and Class I shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser has proposed the Reorganization of each Target Fund into the Acquiring Fund due to the similar strategies of the Funds and the operating cost savings and efficiencies expected to result from each Reorganization.

The Reorganizations

This Joint Proxy Statement/Prospectus is being furnished to shareholders of each Target Fund in connection with the proposed combination of each Target Fund into the Acquiring Fund pursuant to the terms and conditions of separate Agreements and Plans of Reorganization entered into by (i) NIT II, on behalf of the applicable Target Fund, (ii) NIT, on behalf of the Acquiring Fund, and (iii) the Adviser (each, an “Agreement”).

Each Agreement provides for (i) the transfer of all the assets of the applicable Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) as identified in the table below, the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the holders of Class A, Class C, Class R3 and Class I shares of such Target Fund, respectively, in complete liquidation and termination of the Target Fund.

Symphony Large-Cap Growth Fund Share Class	Acquiring Fund Share Class
A	A
C	C
R3	A
I	I

Growth Fund Share Class	Acquiring Fund Share Class
A	A
C	C
R3	A
I	I

If shareholders of a Target Fund approve that Target Fund’s Reorganization and it is completed, shareholders of that Target Fund will become shareholders of the Acquiring Fund, whether or not the other Reorganization is completed. With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Board of Trustees of NIT II has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved each Reorganization and each Agreement at a meeting held on February 27–March 1, 2018. The Board of Trustees recommends a vote “FOR” each Reorganization.

Nuveen Fund Advisors or its affiliates (collectively, “Nuveen”) will absorb the costs of the Reorganizations, which are estimated to be approximately $340,000.

The Board of Trustees is asking shareholders of each Target Fund to approve the Reorganization of that Target Fund into the Acquiring Fund at the Joint Special Meeting to be held on June 18, 2018. Approval of the Reorganization for each Target Fund requires the affirmative vote of the holders of a majority of the total number of the applicable Target Fund’s shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of a Target Fund approve the Reorganization of that Target Fund into the Acquiring Fund, it is expected that the Reorganization will occur at the close of business on August 24, 2018 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization of a Target Fund is not approved, the Board of Trustees will take such action as it deems to be in the best interests of that Target Fund, including continuing to operate the Fund as a stand-alone Fund, liquidating the Fund or other options the Board of Trustees may consider. With respect to each Reorganization, the Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, with respect to each Reorganization, either participating Fund may at its option terminate the applicable Agreement at or before the closing of the applicable Reorganization due to (i) a breach by the other Fund of any representation, warranty, or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees of NIT or NIT II, as applicable, that the consummation of the transactions contemplated by the Agreement is not in the best interests of its Fund.

The Reorganizations of the Target Funds into the Acquiring Fund are not contingent on each other, and it is possible that the Reorganization of one Target Fund into the Acquiring Fund takes place but the Reorganization of the other Target Fund into the Acquiring Fund does not.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class except Class R3 shares, which are not offered by the Acquiring Fund. Each Target Fund offers four classes of shares: Class A, Class C, Class R3 and Class I shares. The Acquiring Fund offers four classes of shares: Class A, Class C, Class R6 and Class I shares. The corresponding classes of each Fund have the same investment eligibility criteria. Class R3 shares of each Target Fund are available only through certain retirement plans. Class R3 shareholders of each Target Fund will receive Class A shares of the Acquiring Fund in the applicable Reorganization. Class A shares of the Acquiring Fund are subject to lower distribution and service fees than Class R3 shares of either Target Fund. Unlike Class R3 shares, Class A shares are generally subject to an initial sales charge and investment minimums. However, such sales charge and investment minimums will not be applicable to Class A shares received in a Reorganization. In addition, Class R3 shareholders will be eligible to make subsequent purchases of Class A shares at net asset value (i.e., subject to no sales charge) following the Reorganization. See the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.” Each Fund normally declares and pays income dividends and any taxable gains annually. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing each Reorganization, the applicable Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither participating Fund will recognize any gain or loss for federal income tax purposes as a direct result of a Reorganization. Prior to the close of regular trading on the New York Stock Exchange on the Closing Date, each Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

If the Reorganization of the Symphony Large-Cap Growth Fund had occurred as of January 31, 2018, it is estimated that approximately 47% (or $76,422,666) of that Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $30,157 (or 0.02% of the Symphony Large-Cap Growth Fund’s net assets) for the Symphony Large-Cap Growth Fund, based on average commission rates normally paid by the Fund. If the Reorganization of the Growth Fund had occurred as of January 31, 2018, it is estimated that approximately 27% (or $14,429,616) of that Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $3,285 (or 0.01% of the Growth Fund’s net assets) for the Growth Fund, based on average commission rates normally paid by the Fund. In each case, these transaction costs represent expenses of the applicable Target Fund that will not be subject to the Fund’s expense cap and will be borne by such Fund and indirectly borne by such Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. With respect to the Symphony Large-Cap Growth Fund, if such sales had occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $24.6 million (approximately $6.22 per share). With respect to the Growth Fund, if such sales had occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $5.5 million (approximately $3.36 per share).

Taking into account the repositioning of each Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of either Target Fund’s assets received in a Reorganization in order to meet its investment policies and restrictions.

For a more detailed discussion of the federal income tax consequences of the Reorganizations, please see “The Proposed Reorganizations—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization of your Target Fund, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization of your Target Fund is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Risks.”

Because the Funds have similar principal investment strategies, the principal risks of investing in each Fund are similar, but there are some differences. An investment in the Acquiring Fund is subject to Investment Strategy Risk related to its use of quantitative models and reliance on proprietary and third-party data and systems, whereas this is not a principal risk for an investment in either Target Fund. In addition, unlike the Target Funds, the principal risks of investing in the Acquiring Fund include Frequent Trading Risk and, because the Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund, Futures Contract Risk. An investment in the Growth Fund is subject to certain additional principal risks (i.e., Currency Risk, Non-U.S. Investment Risk) related to its investments in non-U.S. issuers, which is not a principal strategy of the Acquiring Fund. The following table provides a comparison of the types of investment risks associated with an investment in each Fund.

Principal Investment Risks	Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund
Active Management Risk	X	X	X
Currency Risk	—	X	—
Cybersecurity Risk	X	X	X
Equity Security Risk	X	X	X
Frequent Trading Risk	—	—	X
Futures Contract Risk	—	—	X
Growth Stock Risk	X	X	X
Investment Strategy Risk	—	—	X
Large-Cap Stock Risk	X	X	X
Non-U.S. Investment Risk	—	X	—

A description of these principal investment risks is also provided below.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-U.S. Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Comparison of the Funds

Investment Objectives

The investment objective of each Target Fund is to seek long-term capital appreciation, and the investment objective of the Acquiring Fund is long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

Principal Investment Strategies

The Funds have similar principal investment strategies in that each Fund invests primarily in equity securities of large-capitalization companies. Although the Target Funds and the Acquiring Fund have similar principal investment strategies, there are some differences, including differences in the way the Funds define large-capitalization companies. Additionally, the Funds’ portfolio managers employ different investment processes. Generally, the management of the Acquiring Fund’s investment portfolio is done in a manner that relies to a greater extent on quantitative techniques than the management of either Target Fund’s investment portfolio. Accordingly, the portfolio compositions and holdings of the Funds differ and the performance of the Funds will differ based on the performance of the underlying holdings of each Fund. The table below summarizes each Fund’s principal investment strategies and highlights relevant differences.

Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund	Differences
Principal Strategy:	Principal Strategy:	Principal Strategy:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. On June 30, 2017, the range was $1.9 billion to $744 billion. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. On June 30, 2017, the range was $1.8 billion to $744.6 billion. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase.

Each Fund focuses on large capitalization companies, but their market capitalization definitions differ.

Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund	Differences
Non-U.S. Investments:	Non-U.S. Investments:	Non-U.S. Investments:
Not a principal strategy.	The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.	Not a principal strategy.	Neither the Symphony Large-Cap Growth Fund nor the Acquiring Fund invests in equity securities of non-U.S. issuers as a principal investment strategy, whereas the Growth Fund does.

Futures Contracts:	Futures Contracts:	Futures Contracts:
Not a principal strategy.	Not a principal strategy.	The Fund may enter into stock index futures to manage cash flow into and out of the Fund.	The Acquiring Fund may use stock index futures to manage cash flow.

Diversification:	Diversification:	Diversification:
The Fund is a diversified company under the 1940 Act.	The Fund is a diversified company under the 1940 Act.	The Fund is a diversified company under the 1940 Act.	No differences.

Additional Information Regarding Principal Investment Strategies for Symphony Large-Cap Growth Fund and Acquiring Fund.

Symphony Large-Cap Growth Fund. With respect to the Symphony Large-Cap Growth Fund, the goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Fund’s benchmark, the Russell 1000® Growth Index, in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Symphony Large-Cap Growth Fund’s sub-adviser, Symphony Asset Management LLC (“Symphony” or a “Sub-Adviser”), utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views and proactive risk management. Industry-focused analysts draw upon a broad range of resources to identify potential investments, including a top down macro-framework, fundamental bottom-up insights, quantitative analysis, valuation assessment and catalyst identification. Through this stock selection process, the team seeks to identify high quality companies with strong growth potential and attractive valuations. With the assistance of quantitative tools, the Sub-Adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook.

Acquiring Fund. In managing the Acquiring Fund, the Acquiring Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or a “Sub-Adviser”), will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, Nuveen Asset Management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Nuveen Asset Management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

In evaluating the Reorganization of their Target Fund into the Acquiring Fund, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the Acquiring Fund following the applicable Reorganization(s) under the following three scenarios: (1) assuming that only the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund takes place, (2) assuming that only the Reorganization of the Growth Fund into the Acquiring Fund takes place and (3) assuming that the Reorganizations of both Target Funds into the Acquiring Fund take place. The three scenarios are presented because the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund and the Reorganization of the Growth Fund into the Acquiring Fund are not contingent on each other, and it is possible that the Reorganization of one Target Fund into the Acquiring Fund takes place but the Reorganization of the other Target Fund into the Acquiring Fund does not.

Shareholder fees reflect the fees currently in effect for each Fund. Annual fund operating expenses reflect the expenses of the Symphony Large-Cap Growth Fund for its fiscal year ended September 30, 2017 and the expenses of each of the Growth Fund and the Acquiring Fund for their fiscal years ended August 31, 2017. Fee Waivers and/or Expense Reimbursements of the Acquiring Fund have been restated to reflect the Acquiring Fund’s expense cap that is currently in effect. Fee Waivers and/or Expense Reimbursements of the Acquiring Fund Pro Forma (Symphony Large-Cap Growth Fund Reorganization), Acquiring Fund Pro Forma (Growth Fund Reorganization) and Acquiring Fund Pro Forma (Both Reorganizations) have been restated to reflect the Acquiring Fund’s expense cap that will be in effect following the Reorganizations. The pro forma fees and expenses of the Acquiring Fund following the applicable Reorganization(s) are based on the amounts shown in the table for each Fund, assuming the applicable Reorganization(s) occurred as of August 31, 2017. Class R3 shareholders of each Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

Shareholder Fees

(fees paid directly from your investment)

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	5.75%	5.75%	5.75%	5.75%
Class C	None	None	None	None
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None	None
Class C	1.00%	1.00%	1.00%	1.00%
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None	None
Class C	None	None	None	None
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Exchange Fee
Class A	None	None	None	None
Class C	None	None	None	None
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15	$15
Class C	$15	$15	$15	$15
Class R3	None	None	N/A	N/A
Class I	$15	$15	$15	$15

(1)	No front-end sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. In the event that Class A shares exchanged in the Reorganization were subject to a deferred sales charge, a deferred sales charge will apply to Class A Acquiring Fund shares received in the Reorganization based on the date of purchase of your Target Fund shares. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”
(2)	Class C shares are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. Class A share purchases of $1 million or more that were not subject to a front-end sales load are subject to a contingent deferred sales charge if redeemed within 18 months of purchase. For shares received in the Reorganization, such charge will be applied to Class C and Class A shares redeemed within 12 months and 18 months, respectively, of purchase of your Target Fund shares.
(3)	Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Symphony Large-Cap Growth Fund

	Symphony Large- Cap Growth Fund	Acquiring Fund(1)		Acquiring Fund Pro Forma (Symphony Large- Cap Growth Fund Reorganization)(1)
Management Fees
Class A	0.66%	0.68%		0.67%
Class C	0.66%	0.68%		0.67%
Class R3	0.66%	N/A		0.67	%(2)
Class I	0.66%	0.68%		0.67%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%		0.25%
Class C	1.00%	1.00%		1.00%
Class R3	0.50%	N/A		0.25	%(2)
Class I	0.00%	0.00%		0.00%
Other Expenses
Class A	0.22%	0.24%		0.21%
Class C	0.22%	0.24%		0.21%
Class R3	0.22%	N/A		0.21	%(2)
Class I	0.22%	0.24%		0.21%
Total Annual Fund Operating Expenses
Class A	1.13%	1.17%		1.13%
Class C	1.88%	1.92%		1.88%
Class R3	1.38%	N/A		1.13	%(2)
Class I	0.88%	0.92%		0.88%
Fee Waivers and/or Expense Reimbursements
Class A	—	(0.16	)%(3),(4)	(0.15	)%(5)
Class C	—	(0.16	)%(3),(4)	(0.15	)%(5)
Class R3	—	N/A		(0.15	)%(2),(5)
Class I	—	(0.16	)%(3),(4)	(0.15	)%(5)
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.13%	1.01%		0.98%
Class C	1.88%	1.76%		1.73%
Class R3	1.38%	N/A		0.98	%(2)
Class I	0.88%	0.76%		0.73%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganization. The Acquiring Fund will not issue Class R3 shares in the Reorganization.
(3)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.
(4)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Acquiring Fund expenses through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

(5)	Following the Reorganization, Nuveen Fund Advisors has agreed to waive fees and/or reimburse the Acquiring Fund’s expenses through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

Growth Fund

	Growth Fund		Acquiring Fund(1)		Acquiring Fund Pro Forma (Growth Fund Reorganization)(1)
Management Fees
Class A	0.66%		0.68%		0.67%
Class C	0.66%		0.68%		0.67%
Class R3	0.66%		N/A		0.67	%(2)
Class I	0.66%		0.68%		0.67%
Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%		0.25%
Class C	1.00%		1.00%		1.00%
Class R3	0.50%		N/A		0.25	%(2)
Class I	0.00%		0.00%		0.00%
Other Expenses
Class A	0.40%		0.24%		0.24%
Class C	0.40%		0.24%		0.24%
Class R3	0.41%		N/A		0.24	%(2)
Class I	0.40%		0.24%		0.24%
Total Annual Fund Operating Expenses
Class A	1.31%		1.17%		1.16%
Class C	2.06%		1.92%		1.91%
Class R3	1.57%		N/A		1.16	%(2)
Class I	1.06%		0.92%		0.91%
Fee Waivers and/or Expense Reimbursements
Class A	(0.29	)%(3)	(0.16	)%(4),(5)	(0.17	)%(6)
Class C	(0.29	)%(3)	(0.16	)%(4),(5)	(0.17	)%(6)
Class R3	(0.30	)%(3)	N/A		(0.17	)%(2),(6)
Class I	(0.29	)%(3)	(0.16	)%(4),(5)	(0.17	)%(6)
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.02%		1.01%		0.99%
Class C	1.77%		1.76%		1.74%
Class R3	1.27%		N/A		0.99	%(2)
Class I	0.77%		0.76%		0.74%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganization. The Acquiring Fund will not issue Class R3 shares in the Reorganization.
(3)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Growth Fund expenses through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after July 31, 2019) of the average daily net assets of any class of Growth Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT II.
(4)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.

(5)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Acquiring Fund expenses through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.
(6)	Following the Reorganization, Nuveen Fund Advisors has agreed to waive fees and/or reimburse the Acquiring Fund’s expenses through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

Both Reorganizations

	Symphony Large- Cap Growth Fund	Growth Fund		Acquiring Fund(1)		Acquiring Fund Pro Forma (Both Reorganizations)(1)
Management Fees
Class A	0.66%	0.66%		0.68%		0.66%
Class C	0.66%	0.66%		0.68%		0.66%
Class R3	0.66%	0.66%		N/A		0.66	%(2)
Class I	0.66%	0.66%		0.68%		0.66%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%		0.25%		0.25%
Class C	1.00%	1.00%		1.00%		1.00%
Class R3	0.50%	0.50%		N/A		0.25	%(2)
Class I	0.00%	0.00%		0.00%		0.00%
Other Expenses
Class A	0.22%	0.40%		0.24%		0.22%
Class C	0.22%	0.40%		0.24%		0.22%
Class R3	0.22%	0.41%		N/A		0.22	%(2)
Class I	0.22%	0.40%		0.24%		0.22%
Total Annual Fund Operating Expenses
Class A	1.13%	1.31%		1.17%		1.13%
Class C	1.88%	2.06%		1.92%		1.88%
Class R3	1.38%	1.57%		N/A		1.13	%(2)
Class I	0.88%	1.06%		0.92%		0.88%
Fee Waivers and/or Expense Reimbursements
Class A	—	(0.29	)%(3)	(0.16	)%(4),(5)	(0.15	)%(6)
Class C	—	(0.29	)%(3)	(0.16	)%(4),(5)	(0.15	)%(6)
Class R3	—	(0.30	)%(3)	N/A		(0.15	)%(2),(6)
Class I	—	(0.29	)%(3)	(0.16	)%(4),(5)	(0.15	)%(6)

	Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund(1)	Acquiring Fund Pro Forma (Both Reorganizations)(1)
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.13%	1.02%	1.01%	0.98%
Class C	1.88%	1.77%	1.76%	1.73%
Class R3	1.38%	1.27%	N/A	0.98	%(2)
Class I	0.88%	0.77%	0.76%	0.73%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganization. The Acquiring Fund will not issue Class R3 shares in the Reorganization.
(3)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Growth Fund expenses through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after July 31, 2019) of the average daily net assets of any class of Growth Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT II.
(4)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.
(5)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Acquiring Fund expenses through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.
(6)	Following the Reorganization, Nuveen Fund Advisors has agreed to waive fees and/or reimburse the Acquiring Fund’s expenses through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the Acquiring Fund following the applicable Reorganization(s) under the following three scenarios: (1) assuming that only the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund takes place, (2) assuming that only the Reorganization of the Growth Fund into the Acquiring Fund takes place and (3) assuming that the Reorganizations of both Target Funds into the Acquiring Fund take place. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. The Symphony Large-Cap Growth Fund’s, the Growth Fund’s, the Acquiring Fund’s and the Acquiring Fund Pro Forma’s fee waivers and expense reimbursements in the examples below are taken into account for the periods stated in the table above assuming an effective date as of September 1, 2018 (the first day of the month following the actual expected closing of the Reorganization(s)). These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Symphony Large-Cap Growth Fund

	Symphony Large- Cap Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Symphony Large- Cap Growth Fund Reorganization)
1 Year
Class A	$684	$673	$669
Class C	$191	$180	$176
Class R3	$140	N/A	$100	(1)
Class I	$90	$79	$75
3 Years
Class A	$913	$912	$886
Class C	$591	$589	$562
Class R3	$437	N/A	$330	(1)
Class I	$281	$279	$251
5 Years
Class A	$1,161	$1,168	$1,135
Class C	$1,016	$1,023	$989
Class R3	$755	N/A	$594	(1)
Class I	$488	$495	$459
10 Years
Class A	$1,871	$1,901	$1,846
Class C	$2,201	$2,231	$2,177
Class R3	$1,657	N/A	$1,348	(1)
Class I	$1,084	$1,118	$1,057

(1)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganizations. The Acquiring Fund will not issue Class R3 shares in the Reorganizations.

Growth Fund

	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Growth Fund Reorganization)
1 Year
Class A	$675	$673	$670
Class C	$182	$180	$177
Class R3	$132	N/A	$101	(1)
Class I	$81	$79	$76
3 Years
Class A	$942	$912	$891
Class C	$620	$589	$568
Class R3	$469	N/A	$335	(1)
Class I	$311	$279	$257

	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Growth Fund Reorganization)
5 Years
Class A	$1,228	$1,168	$1,146
Class C	$1,084	$1,023	$1,001
Class R3	$829	N/A	$606	(1)
Class I	$559	$495	$471
10 Years
Class A	$2,041	$1,901	$1,875
Class C	$2,369	$2,231	$2,206
Class R3	$1,844	N/A	$1,379	(1)
Class I	$1,270	$1,118	$1,089

(1)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganizations. The Acquiring Fund will not issue Class R3 shares in the Reorganizations.

Both Reorganizations

	Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Both Reorganizations)
1 Year
Class A	$684	$675	$673	$669
Class C	$191	$182	$180	$176
Class R3	$140	$132	N/A	$100	(1)
Class I	$90	$81	$79	$75
3 Years
Class A	$913	$942	$912	$886
Class C	$591	$620	$589	$562
Class R3	$437	$469	N/A	$330	(1)
Class I	$281	$311	$279	$251
5 Years
Class A	$1,161	$1,228	$1,168	$1,135
Class C	$1,016	$1,084	$1,023	$989
Class R3	$755	$829	N/A	$594	(1)
Class I	$488	$559	$495	$459
10 Years
Class A	$1,871	$2,041	$1,901	$1,846
Class C	$2,201	$2,369	$2,231	$2,177
Class R3	$1,657	$1,844	N/A	$1,348	(1)
Class I	$1,084	$1,270	$1,118	$1,057

(1)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganizations. The Acquiring Fund will not issue Class R3 shares in the Reorganizations.

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganization(s). However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the

Reorganizations. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma (Symphony Large-Cap Growth Fund Reorganization)	Acquiring Fund Pro Forma (Growth Fund Reorganization)	Acquiring Fund Pro Forma (Both Reorganizations)
1 Year	$100	$101	$100
3 Years	$330	$335	$330
5 Years	$594	$606	$594
10 Years	$1,348	$1,379	$1,348

Performance Information

The total returns of each Fund for the periods ended December 31, 2017, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly return information that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for 1, 5, and 10 year periods ended December 31, 2017 for each Target Fund and for the 1 year and since-inception periods ended December 31, 2017 for the Acquiring Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C, Class R3 and Class I shares will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Funds is available at www.nuveen.com/performance or by calling (800) 257-8787.

Symphony Large-Cap Growth Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Symphony Large-Cap Growth Fund’s Class A highest and lowest calendar quarter returns were 17.05% and -23.09%, respectively, for the quarters ended March 31, 2012 and December 31, 2008.

Growth Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Growth Fund’s Class A highest and lowest calendar quarter returns were 13.46% and -21.00%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

Acquiring Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Acquiring Fund’s Class A highest and lowest calendar quarter returns were 6.94% and -8.37%, respectively, for the quarters ended December 31, 2017 and September 30, 2015.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Symphony Large-Cap Growth Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	12/15/06	22.02%	13.80%	9.31%	N/A
Class A (return after taxes on distributions)		20.04%	12.47%	8.47%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		14.10%	10.86%	7.50%	N/A
Class C (return before taxes)	12/15/06	28.46%	14.29%	9.14%	N/A
Class R3 (return before taxes)	9/29/09	29.09%	14.87%	N/A	14.85%
Class I (return before taxes)	12/15/06	29.73%	15.44%	10.22%	N/A

Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses or taxes)		30.21%	17.33%	10.02%	15.62%
Lipper Large-Cap Growth Funds Category Average(2) (reflects no deduction for taxes or sales loads)		29.58%	15.69%	8.44%	13.81%

(1)	An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Growth Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	3/28/06	18.43%	14.15%	7.29%	N/A
Class A (return after taxes on distributions)		16.41%	12.08%	6.31%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		11.66%	10.98%	5.73%	N/A
Class C (return before taxes)	3/28/06	24.71%	14.65%	7.12%	N/A
Class R3 (return before taxes)	3/03/09	25.40%	15.23%	N/A	16.15%
Class I (return before taxes)	3/28/06	25.97%	15.80%	8.20%	N/A

Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses or taxes)		30.21%	17.33%	10.02%	16.20%
Lipper Large-Cap Growth Funds Category Average(2) (reflects no deduction for taxes or sales loads)		29.58%	15.69%	8.44%	14.46%

(1)	An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Acquiring Fund	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	16.50%	12.93%
Class A (return after taxes on distributions)		14.04%	11.56%
Class A (return after taxes on distributions and sale of Fund shares)		10.61%	9.84%
Class C (return before taxes)	6/17/13	22.65%	13.56%
Class R6 (return before taxes)	6/30/16	23.91%	24.06%
Class I (return before taxes)	6/17/13	23.91%	14.69%

Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses or taxes)		30.21%	15.80%
Lipper Multi-Cap Core Funds Category Average(2) (reflects no deduction for taxes or sales loads)		19.47%	11.53%

(1)	An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year Ended	Rate
Symphony Large-Cap Growth Fund	9/30/17	54%
Growth Fund	8/31/17	55%
Acquiring Fund	8/31/17	136%

Fundamental Investment Restrictions

The Funds have fundamental investment restrictions, set forth below, that are identical. These fundamental investment restrictions, together with the investment objective of each of the Symphony Large-Cap Growth Fund and the Growth Fund (but not the Acquiring Fund), may not be changed for a Fund without the approval of the holders of a majority of the Fund’s outstanding voting shares. For this purpose, a majority of a Fund’s outstanding voting shares means the vote of (1) 67% or more of the Fund’s shares, voting as a single class, present at a meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, voting as a single class, whichever is less. As a fundamental policy, each Fund is diversified, as explained in (1) below. Each Fund has adopted a policy of not concentrating its investments in any industry, as explained in (8) below.

Fundamental Investment Restrictions (All Funds)

Each of the Symphony Large-Cap Growth Fund, the Growth Fund and the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1)	With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3)	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)	Issue senior securities, except as permitted under the 1940 Act.

(8)	Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

For each Fund, except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For each Fund, for purposes of applying the limitations set forth in numbers (2) and (7) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For each Fund, for purposes of applying the limitation set forth in number (4) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (4).

For each Fund, for purposes of applying the limitation set forth in number (8) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (8) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Investment Adviser and Sub-Advisers

Each Fund is managed by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), which offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen

Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2017, Nuveen, LLC managed approximately $906 billion in assets, of which approximately $130 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Symphony Asset Management LLC (previously defined as “Symphony” or a “Sub-Adviser”), located at 555 California Street, Suite 2975, San Francisco, California 94104, to serve as the sub-adviser to the Symphony Large-Cap Growth Fund. Symphony manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or a “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Growth Fund and the Acquiring Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization(s).

Portfolio Managers of the Symphony Large-Cap Growth Fund

Gunther Stein and Ross Sakamoto, CFA, of Symphony have served as portfolio managers of the Symphony Large-Cap Growth Fund since July 2010. Marc Snyder of Symphony has served as a portfolio manager of the Symphony Large-Cap Growth Fund since August 2015.

Gunther Stein is Chief Investment Officer, Chief Executive Officer and Co-Portfolio Manager at Symphony and has over 30 years of investment experience. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research efforts, and overseeing firm trading.

Ross Sakamoto, CFA, Co-Director of Equity and Co-Portfolio Manager, has been responsible for co-heading Symphony’s equity investment strategies since 2010.

Marc Snyder, Co-Director of Equity and Co-Portfolio Manager, is a member of the equity team at Symphony. His responsibilities include portfolio management and fundamental research for Symphony’s equity strategies, concentrating on the financial sector.

Portfolio Managers of the Growth Fund and the Acquiring Fund

Robert C. Doll has served as a portfolio manager of the Growth Fund since December 2012 and of the Acquiring Fund since June 2013. Scott M. Tonneson has served as a portfolio manager of the Growth Fund and the Acquiring Fund since December 2015. Mr. Doll and Mr. Tonneson will continue to manage the Acquiring Fund following the Reorganizations.

Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to

November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008.

Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined Nuveen Asset Management in 2007.

For a complete description of the advisory services provided to each Target Fund and the Acquiring Fund, see the section of each Fund’s prospectus entitled “Who Manages the Funds” and the sections of the Fund’s statement of additional information entitled “Investment Adviser” and “Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund or the Acquiring Fund, as applicable, is provided in each Fund’s statement of additional information.

Advisory and Other Fees

Pursuant to an investment management agreement between NIT II and Nuveen Fund Advisors, on behalf of the Symphony Large-Cap Growth Fund and the Growth Fund, and a separate investment management agreement between NIT and Nuveen Fund Advisors, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rate set forth below:

Current Fund-Level Management Fee Schedule—Each Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For the next $2.5 billion	0.4000%
For the next $2.5 billion	0.3875%
For net assets over $10 billion	0.3750%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. If only one but not both of the Reorganizations is completed, management fees will be higher for the Acquiring Fund following the applicable Reorganization than for the applicable Target Fund because certain assets of the Acquiring Fund acquired in the Prior Reorganization are not “eligible assets.” As of August 31, 2017 the effective complex-level fee rate was 0.1599% for each Fund.

Each Target Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NIT II, and the Acquiring Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NIT, at an in-person meeting held on May 23–25, 2017. Information regarding the Board of Trustees’ considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement (i) for the Symphony Large-Cap Growth Fund are available in that Fund’s Annual Report for the fiscal year ended September 30, 2017, and (ii) for each of the Growth Fund and the Acquiring Fund are available in the Annual Report for that Fund for the fiscal year ended August 31, 2017.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Symphony Large-Cap Growth Fund through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.93% of the average daily net assets of any class of Symphony Large-Cap Growth Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of NIT II.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Growth Fund through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Growth Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of NIT II.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Acquiring Fund through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of NIT.

Nuveen Fund Advisors has agreed that, effective upon the closing of either Reorganization, it will waive fees and/or reimburse operating expenses of the Acquiring Fund through July 31, 2020 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

For the Symphony Large-Cap Growth Fund’s fiscal year ended September 30, 2017 and for the Growth Fund’s and the Acquiring Fund’s fiscal year ended August 31, 2017, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable), which include a complex-level fee, as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Symphony Large-Cap Growth Fund	0.66%
Growth Fund	0.37%
Acquiring Fund	0.49%

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares. For each Target Fund, Class R3 shares are subject to an annual distribution and service fee of 0.50% of the average daily net assets of its Class R3 shares. For each Fund, Class I shares and, for the Acquiring Fund, Class R6 shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s prospectus entitled “What Share Classes We Offer” and the section of the Fund’s statement of additional information entitled “Distribution and Service Plan.”

Board Members and Officers

The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the investment management agreement for each Fund, is the responsibility of the applicable Board of Trustees. The same individuals constitute the Board of Trustees of NIT II and the Board of Trustees of NIT, and each Fund also has the same individuals serving as officers. As of the date of this Joint Proxy Statement/Prospectus, there are eleven members of the Board of Trustees, one of whom is an “interested person” (as defined in the 1940 Act) and ten of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Acquiring Fund incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Target Fund offers four classes of shares: Class A, Class C, Class R3 and Class I. The Acquiring Fund offers four classes of shares: Class A, Class C, Class R6 and Class I. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or, with respect to Class I, Class R3 and Class R6 shares only, directly from the respective Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganizations. Any Acquiring Fund Shares received in exchange for Target Fund shares pursuant to the Reorganizations will be subject to the Acquiring

Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load that will apply to purchases of Acquiring Fund shares made after completion of the Reorganizations; however, the sales load will be waived for shares issued in the Reorganizations. Class C shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $1 million or more, which are not subject to a front-end sales load, are subject to a contingent deferred sales charge that will apply to purchases of Acquiring Fund shares made after completion of the Reorganizations. With respect to Class A and Class C shares of a Target Fund that are subject to a contingent deferred sales charge, shares of the corresponding Class of the Acquiring Fund received in the applicable Reorganizations will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you purchased your Target Fund Class C shares and within 18 months of the date you purchased your Target Fund Class A shares. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganizations. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Class A and Class C	Class R3 (Target Funds Only	Class R6 (Acquiring Fund Only)	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts through fee-based programs.

• No minimum for retirement plans.

Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

	Class A and Class C	Class R3 (Target Funds Only	Class R6 (Acquiring Fund Only)	Class I
Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in each Reorganization will not result in taxable gain or loss to the shareholder for federal income tax purposes.

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the SEC. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

The Funds will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of each Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares.”

Each Target Fund and the Acquiring Fund normally declare and pay income dividends and any taxable gains annually. If a Target Fund’s Reorganization is approved by the shareholders of that Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the applicable Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Joint Proxy Statement/Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in each Fund’s prospectus for additional information.

Further Information

Additional information concerning each Target Fund and the Acquiring Fund is contained in the Reorganization SAI, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Joint Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganizations by the Board of Trustees

Based on the considerations described below, the Board of Trustees, including the Independent Board Members, has determined that the Reorganization of each Target Fund would be in the best interests of such Target Fund and that the interests of such Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on February 27–March 1, 2018 (the “Meeting”), the Board of Trustees approved the Reorganizations and recommended that the shareholders of each Target Fund vote in favor of the Reorganization of their Target Fund.

At the Meeting, the Adviser provided the Board of Trustees with information regarding the proposed Reorganizations and potential alternatives to the proposed Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganizations and recommending that shareholders of each Target Fund approve the Reorganization of their Target Fund:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including the cap on the combined fund’s expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations and the extent to which a Target Fund would bear any such costs;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of the existing shareholders of the Target Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board of Trustees noted that the investment objectives of the Funds were similar and that each Fund invests primarily in equity securities of large-capitalization companies (although the definition of large-capitalization varies among the Funds). The Board, however, noted that the Funds had certain differences in their investment strategies and in the investment process used to manage the respective Fund. In this regard, the Growth Fund may invest as a principal investment strategy in non-U.S. equity securities that are U.S. dollar-denominated, whereas the Symphony Large-Cap Growth Fund and the Acquiring Fund do not invest in non-U.S. equity securities as a principal investment strategy. Further, the Acquiring Fund may enter into stock index futures to manage cash flows into and out of the Fund as a principal investment strategy, but the Target Funds do not engage in such transactions as a principal investment strategy. In addition, the investment process used to manage the Acquiring Fund is more reliant on the use of quantitative techniques than the investment process used to manage either Target Fund.

In comparing the Funds, the Board also considered the principal risks of the respective Target Fund against those of the Acquiring Fund. In this comparison, the Board of Trustees noted that each Fund was subject to the principal risks associated with its investments in equity securities. However, the Board also recognized that there were some differences in the principal risks of the Funds as a result of the differences in their principal investment strategies. In this regard, unlike the Acquiring Fund and Symphony Large-Cap Growth Fund, the Growth Fund may invest in non-U.S. equity securities as a principal investment strategy and therefore was subject to principal risks associated with investments in non-U.S. equity securities. Further, the Acquiring Fund was subject to frequent trading risk and, in addition, was subject to investment strategy risk due to its reliance on quantitative models and to futures contract risk due to its ability to utilize futures contracts as a principal investment strategy, but these were not principal risks of the Target Funds.

Consistency of Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser and the Acquiring Fund and the Growth Fund share the same sub-adviser, Nuveen Asset Management, and the same portfolio managers. The Board, however, recognized that the Symphony Large-Cap Growth Fund had a different sub-adviser, Symphony, and different portfolio managers. The Board of Trustees further noted that the portfolio managers of the Acquiring Fund and Growth Fund would continue to serve as portfolio managers of the combined fund upon completion of one or both of the Reorganizations.

Relative Sizes

The Board of Trustees noted that the Acquiring Fund had greater net assets than either Target Fund as of January 31, 2018 and that combining the Funds will create a larger fund which should provide additional benefits to shareholders as fixed operating expenses would be spread over the larger asset base of the combined fund following the Reorganizations. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. The Board of Trustees observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed both Target Funds for the 2014 and 2016 calendar years, although it has underperformed in comparison to both Target Funds during the one- and three-year time periods ended January 31, 2018 as well as the 2015 and 2017 calendar years. The Board noted that the performance differentials were attributed, in part, to the fact that the Acquiring Fund had a smaller cap bias when compared to the Target Funds.

Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganizations) and the impact of expense caps, if any, if both Target Funds approved the Reorganizations or if only one of the Target Funds approved its respective Reorganization. In this regard, the Independent Board Members noted that if both Target Funds approved their respective Reorganization, the estimated gross expense ratio of the combined fund for each share class would be the same or lower than the gross expense ratio of the same share class of the respective Target Fund, and the estimated net expense ratio of the combined fund (after expense reimbursements) for each share class would be lower than the net expense ratio of the same share class of the Target Fund. In addition, as the Acquiring Fund does not offer Class R3 shares, Class R3 shareholders of the respective Target Fund would receive Class A shares of the combined fund in the Reorganization, which had a lower estimated gross and net expense ratio than that of the Class R3 shares of the applicable Target Fund. Further, the Board noted that Class A shares of the Acquiring Fund were generally subject to an initial sales charge, but such sales charge would not be applicable to the Class A shares received in the Reorganizations.

In addition, if only the Symphony Large-Cap Growth Fund approved its Reorganization, the estimated gross expense ratio of each class of the combined fund would be the same as the gross expense ratio of the same class of the Symphony Large-Cap Growth Fund, and the estimated net expense ratio of each class of the combined fund would be lower than the net expense ratio of the same class of the Symphony Large-Cap Growth Fund. In addition, Class R3 shareholders of the Symphony Large-Cap Growth Fund would receive Class A shares of the combined fund in its Reorganization, and the estimated gross and net expense ratios of the Class A shares of the combined fund were lower than the gross and net expense ratios of Class R3 shares of the Symphony Large-Cap Growth Fund.

If only the Growth Fund approved its Reorganization, the estimated gross and net expense ratios of each class of the combined fund were lower than the gross and net expense ratios of the same class of the Growth Fund. In addition, as Class R3 shareholders would receive Class A shares of the combined fund in the Reorganization, the Board of Trustees noted that the estimated gross and net expense ratios of the Class A shares of the combined fund were lower than the gross and net expense ratios of Class R3 shares of the Growth Fund.

In addition, the Independent Board Members considered that the temporary expense cap to which the Adviser agreed for the combined fund would be in effect through July 31, 2020 and was lower than the temporary expense cap applicable to the respective Target Fund.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganizations. The Board of Trustees noted that each Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board of Trustees further noted that there may be some gains resulting from portfolio realignment prior to the Reorganizations that could result in less of a Target Fund’s unrealized capital gains being transferred to the combined fund and increased distributions of net capital gains and net investment income to Target Fund shareholders prior to the Reorganizations.

Costs of the Reorganization

The Board of Trustees considered the costs of the Reorganizations. In this regard, the Board of Trustees noted that it was expected that the Adviser or its affiliates would absorb the costs of the Reorganizations.

Dilution

The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of each Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. While holders of each class of shares of the Target Funds other than Class R3 shares will receive the same class of shares of the Acquiring Fund, the Acquiring Fund does not currently offer Class R3 shares, and holders of Class R3 shares of the Target Funds will receive Class A shares of the Acquiring Fund.

Effect on Shareholder Rights

The Board of Trustees noted that holders of Class A, Class C, and Class I shares of each Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees, and that holders of Class R3 shares of each Target Fund will receive Class A shares of the Acquiring Fund, which were subject to lower distribution and service fees. The Board of Trustees also considered that each Target Fund is a series of Nuveen Investment Trust II, a Massachusetts business trust, while the Acquiring Fund is a series of Nuveen Investment Trust, also a Massachusetts business trust. In this regard, the rights of Target Fund shareholders and Acquiring Fund shareholders are identical under the respective declarations of trust.

Alternatives to the Reorganization

The Board of Trustees considered alternatives to the Reorganizations and noted that it could have decided to liquidate the Target Funds; however, the Board of Trustees did not believe this alternative was in the best interests of shareholders of the Target Funds as liquidation would result in a taxable event for shareholders, with potentially greater negative tax consequences (depending on a shareholder’s tax basis in its shares) than might result from the distribution of net capital gain and net investment income expected to occur as a result of portfolio repositioning of the Target Funds.

Potential Benefits to the Adviser and Its Affiliates

The Board of Trustees recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of a Target Fund as a separate fund in the Nuveen complex.

Conclusion

The Board of Trustees, including the Independent Board Members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the applicable Target Fund and that the interests of existing shareholders of such Target Fund will not be diluted as a result of its Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganizations.

The Proposed Reorganizations

Each proposed Reorganization will be governed by an Agreement, a form of which is attached as Appendix I. The Agreement for the Reorganization of each Target Fund provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of each Reorganization will take place as of the close of business on the Closing Date.

In each Reorganization, the Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of each Reorganization, each Target Fund Class A, Class C, Class R3 and Class I shareholder will receive a number of Acquiring Fund Class A, Class C, Class A and Class I shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Class A, Class C, Class R3 and Class I shares surrendered by such shareholder.

The Boards determined that the Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and the Acquiring Fund, and the Boards have further determined that the interests of the existing shareholders of such Funds will not be diluted as a result of the transactions contemplated by the applicable Agreement.

The consummation of each Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. Each Agreement may be terminated by mutual agreement of the parties thereto. In addition, either participating Fund may at its option terminate the applicable Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the applicable Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the closing. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the applicable Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of a Target Fund prior to the applicable Reorganization. Notwithstanding the foregoing, nothing in the Agreement governing a Target Fund’s Reorganization will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated eight classes of shares, par value $0.01 per share, consisting of Class A, Class B, Class C, Class D, Class I, Class R3, Class R6 and Class T. There are no Class B, Class D, Class R3 or Class T shares of the Acquiring Fund currently outstanding. Only Class A, Class C and Class I shares to be issued to Target Fund shareholders in the Reorganizations are offered through this Joint Proxy Statement/Prospectus. NIT’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of NIT, an open-end management investment company registered with the SEC under the 1940 Act. NIT currently has ten series, including the Acquiring Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to time. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of NIT has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of NIT contains an express disclaimer of shareholder liability for acts or obligations of NIT and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by NIT or the trustees. NIT’s declaration of trust further provides for indemnification out of the assets and property of NIT for all losses and expenses of any shareholder held personally liable for the obligations of NIT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and NIT or the Acquiring Fund itself was unable to meet its obligations. NIT believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If one or both of the Reorganizations is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Target Fund shareholders who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization of their Target Fund through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganizations.

Service Providers

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. DST Asset Manager Solutions, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP serves as the independent auditors for the Symphony Large-Cap Growth Fund. KPMG LLP serves as the independent auditors for each of the Growth Fund and the Acquiring Fund. Nuveen Securities, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate a Reorganization, each participating Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on the applicable Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Each opinion will be based on certain factual representations and assumptions. Each opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the closing of each Reorganization, the applicable Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of a Target Fund’s portfolio assets are sold prior to the applicable Reorganization, including sales anticipated in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

Each Target Fund will experience portfolio turnover due to portfolio repositioning prior to the applicable Reorganization. To the extent a Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of its Reorganization will be reduced. In the event a Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

If each Reorganization had occurred as of January 31, 2018, it is estimated that approximately 47% (or $76,422,666) of the Symphony Large-Cap Growth Fund’s investment portfolio would have been sold and that approximately 27% (or $14,429,616) of the Growth Fund’s investment portfolio would have been sold. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $24.6 million (approximately $6.22 per share) for the Symphony Large-Cap Growth Fund and approximately $5.5 million (approximately $3.36 per share) for the Growth Fund.

After each Reorganization, the Acquiring Fund’s ability to use the applicable Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization(s) not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization(s) and the amount of unrealized capital gains in the Funds at the time of the Reorganization(s). As of January 31, 2018, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

Shareholders of each Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the applicable Reorganization when such income and gains are eventually distributed by the Acquiring Fund. This may include any gain realized by the Acquiring Fund as a result of the sale of the Acquiring Fund’s portfolio investments to meet redemption requests following the closing of the Reorganization(s). Furthermore, any gain the Acquiring Fund realizes after the Reorganization(s), including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization(s), may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of a Target Fund who hold shares of the Acquiring Fund following the Reorganization(s)). As a result, shareholders of each Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization of their Target Fund not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Nuveen will absorb the costs of the Reorganizations, which are estimated to be approximately $340,000.

The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $10,500 per Fund, plus reasonable expenses, which is included in the expense estimate above.

Description of Massachusetts Business Trusts

Each Target Fund is a series of NIT II, a Massachusetts business trust organized on June 27, 1997. The Acquiring Fund is a series of NIT, a Massachusetts business trust organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Delaware or Maryland, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each Trust’s Declaration of Trust contains such provisions.

Each of NIT II, of which each Target Fund is a series, and NIT, of which the Acquiring Fund is a series, is governed by its Declaration of Trust and by-laws. Under each Trust’s Declaration of Trust, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, each Trust’s Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Trust’s Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by Chairman of the Board of Trustees, the Chief Administration Officer or two or more Trustees and must be called at the written request of shareholders owning at least 10% of the outstanding shares entitled to be cast at the meeting. The by-laws of each Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, each Trust’s Declaration of Trust and by-laws provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of Trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the Trustees.

Election and Removal of Trustees. Each Trust’s Declaration of Trust provides that the Trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of 12. Under each Trust’s Declaration of Trust, each Trustee holds office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the Trustee’s successor is elected and qualified, and Trustees may serve terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining Trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under each Trust’s Declaration of Trust, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the Trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. Each Trust’s Declaration of Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to each Trust’s Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the Trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the Trustees contained in the applicable Trust’s Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. Each Trust’s Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, each Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, each Trust’s Declaration of Trust provides that any person who is a Trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each Trust’s Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each Trust’s Declaration of Trust also provides that the Trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to each Trust’s Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trusts and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of each Target Fund and the Acquiring Fund as of August 31, 2017, and the pro forma capitalization of the Acquiring Fund following the Reorganization(s) under the following three scenarios: (1) assuming that only the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund takes place, (2) assuming that only the Reorganization of the Growth Fund into the Acquiring Fund takes place and (3) assuming that the Reorganizations of both Target Funds into the Acquiring Fund take place. There is no assurance that either Reorganization will occur. These numbers may differ as of the Closing Date of the Reorganization(s).

Capitalization Table as of August 31, 2017 (Unaudited)

Symphony Large-Cap Growth Fund Reorganization

	Symphony Large-Cap Growth Fund	Acquiring Fund(1)	Pro Forma Adjustments (Symphony Large-Cap Growth Fund Reorganization)(2)		Acquiring Fund Pro Forma (Symphony Large-Cap Growth Fund Reorganization)(1)
Net Assets
Class A	$32,844,952	$97,379,707	$5,269,133	(3)	$135,493,792
Class C	24,615,264	20,201,257	—	(3)	44,816,521
Class R3	5,269,133	—	(5,269,133	)(3)	—
Class R6	—	15,524,509	—	(3)	15,524,509
Class I	85,637,024	237,433,496	(121,458	)(3)	322,949,062

Total	$148,366,373	$370,538,969	$(121,458)		$518,783,884

Shares Outstanding
Class A	864,417	3,209,847	391,907	(4)	4,466,171
Class C	700,777	677,938	125,291	(4)	1,504,006
Class R3	139,144	—	(139,144	)(4)	—
Class R6	—	510,691	—	(4)	510,691
Class I	2,220,857	7,812,677	593,006	(4)	10,626,540

Total	3,925,195	12,211,153	971,060		17,107,408

Net Asset Value Per Share
Class A	$38.00	$30.34			$30.34
Class C	$35.13	$29.80			$29.80
Class R3	$37.87	—			—
Class R6	—	$30.40			$30.40
Class I	$38.56	$30.39			$30.39
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	N/A			N/A
Class R6	N/A	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganization was effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about August 24, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(3)	The expenses associated with the proposed Reorganizations are estimated to be approximately $340,000. Nuveen will absorb all costs of each Reorganization. The figures assume the Symphony Large-Cap Growth Fund will be required to distribute its tax basis undistributed net investment income of $1,136,992 and tax basis accumulated net realized gains of $9,384,293 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3 and Class I, respectively, resulting in a total cash distribution for the Symphony Large-Cap Growth Fund of $121,458.

(4)	Reflects the issuance by the Acquiring Fund of approximately 1,082,642 Class A shares, 826,068 Class C shares, 173,682 Class A shares and 2,813,864 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Symphony Large-Cap Growth Fund.

Growth Fund Reorganization

	Growth Fund	Acquiring Fund(1)	Pro Forma Adjustments (Growth Fund Reorganization)(2)		Acquiring Fund Pro Forma (Growth Fund Reorganization)(1)
Net Assets
Class A	$6,452,274	$97,379,707	$311,249	(3)	$104,143,230
Class C	5,942,963	20,201,257	(74,378	)(3)	26,069,842
Class R3	371,924	—	(371,924	)(3)	—
Class R6	—	15,524,509	—	(3)	15,524,509
Class I	33,618,885	237,433,496	(201,959	)(3)	270,850,422

Total	$46,386,046	$370,538,969	$(337,012)		$416,588,003

Shares Outstanding
Class A	220,284	3,209,847	2,657	(4)	3,432,788
Class C	222,696	677,938	(25,751	)(4)	874,883
Class R3	12,820	—	(12,820	)(4)	—
Class R6	—	510,691	—	(4)	510,691
Class I	1,126,249	7,812,677	(26,676	)(4)	8,912,250

Total	1,582,049	12,211,153	(62,590)		13,730,612

Net Asset Value Per Share
Class A	$29.29	$30.34			$30.34
Class C	$26.69	$29.80			$29.80
Class R3	$29.01	—			—
Class R6	—	$30.40			$30.40
Class I	$29.85	$30.39			$30.39
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	N/A			N/A
Class R6	N/A	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganization was effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about August 24, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(3)	The expenses associated with the proposed Reorganizations are estimated to be approximately $340,000. Nuveen will absorb all costs of each Reorganization. The figures assume the Growth Fund will be required to distribute its tax basis undistributed net investment income of $931,724 and tax basis accumulated net realized gains of $1,390,404 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Growth Fund shares using estimated reinvestment rates of 86%, 75%, 17% and 88% for Class A, Class C, Class R3 and Class I, respectively, resulting in a total cash distribution for the Growth Fund of $337,012.
(4)	Reflects the issuance by the Acquiring Fund of approximately 211,190 Class A shares, 196,945 Class C shares, 11,750 Class A shares and 1,099,574 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Growth Fund.

Both Reorganizations

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund(1)	Pro Forma Adjustments (Both Reorganizations)(2)		Acquiring Fund Pro Forma (Both Reorganizations)(1)
Net Assets
Class A	$32,844,952	$6,452,274	$97,379,707	$5,580,382	(3)	$142,257,315
Class C	24,615,264	5,942,963	20,201,257	(74,378	)(3)	50,685,106
Class R3	5,269,133	371,924	—	(5,641,057	)(3)	—
Class R6	—	—	15,524,509	—	(3)	15,524,509
Class I	85,637,024	33,618,885	237,433,496	(323,417	)(3)	356,365,988

Total	$148,366,373	$46,386,046	$370,538,969	$(458,470)		$564,832,918

Shares Outstanding
Class A	864,417	220,284	3,209,847	394,563	(4)	4,689,111
Class C	700,777	222,696	677,938	99,540	(4)	1,700,951
Class R3	139,144	12,820	—	(151,964	)(4)	—
Class R6	—	—	510,691	—	(4)	510,691
Class I	2,220,857	1,126,249	7,812,677	566,331	(4)	11,726,114

Total	3,925,195	1,582,049	12,211,153	908,470		18,626,867

Net Asset Value Per Share
Class A	$38.00	$29.29	$30.34			$30.34
Class C	$35.13	$26.69	$29.80			$29.80
Class R3	$37.87	$29.01	—			—
Class R6	—	—	$30.40			$30.40
Class I	$38.56	$29.85	$30.39			$30.39
Shares Authorized
Class A	Unlimited	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	Unlimited	N/A			N/A
Class R6	N/A	N/A	Unlimited			Unlimited
Class I	Unlimited	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganizations were effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about August 24, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(3)	The expenses associated with the proposed Reorganizations are estimated to be approximately $340,000. Nuveen will absorb all costs of each Reorganization. The figures assume that each of Symphony Large-Cap Growth Fund and Growth Fund will be required to distribute its tax basis undistributed net investment income of $1,136,992 and $931,724, respectively, and tax basis accumulated net realized gains of $9,384,293 and $1,390,404, respectively, to its shareholders prior to its Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3 and Class I, respectively, and in the Growth Fund using reinvestment rates of 86%, 75%, 17% and 88% for Class A, Class C, Class R3 and Class I, respectively, resulting in total cash distributions for the Symphony Large-Cap Growth Fund and the Growth Fund of $121,458 and $337,012, respectively.

(4)	Reflects the issuance by the Acquiring Fund of approximately 1,082,642 Class A shares, 826,068 Class C shares, 173,682 Class A shares and 2,813,864 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Symphony Large-Cap Growth Fund, and the issuance of approximately 211,190 Class A shares, 196,945 Class C shares, 11,750 Class A shares and 1,099,574 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Growth Fund.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C and Class I shares of the Acquiring Fund pursuant to the Agreements will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois.

Information Filed with the Securities and Exchange Commission

This Joint Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports that the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current prospectus and statement of additional information for the Symphony Large-Cap Growth Fund is Registration No. 811-08333, the SEC file number for the registration statement containing the current prospectus and statement of additional information for the Growth Fund is Registration No. 811-08333, and the SEC file number for the registration statement containing the current prospectus and statement of additional information for the Acquiring Fund is Registration No. 811-07619. Such prospectuses and statements of additional information relating to the Funds are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of April 16, 2018, the record date (the “Record Date”) with respect to the Joint Special Meeting of each Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated pro forma percentage of shares of the Acquiring Fund that would have been owned by such parties assuming both Reorganizations occurred on April 16, 2018. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of a Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Nuveen Symphony Large-Cap Growth Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Symphony Large-Cap Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund
A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	16.01%	20.84%	19.97%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	14.25%	3.47%	4.21%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	10.67%	2.60%	3.06%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	8.97%	2.19%	2.04%

	Charles Schwab & Co Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	6.81%	1.66%	1.54%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	6.42%	1.57%	1.51%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	6.02%	1.47%	1.37%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	5.10%	1.24%	1.90%

Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Symphony Large-Cap Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund
C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	20.80%	15.52%	15.40%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	18.62%	17.25%	16.88%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	15.76%	8.78%	9.70%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	12.43%	6.92%	6.09%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	10.23%	5.70%	5.02%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	5.01%	5.13%	4.52%

R3	Matrix Trust Company Cust. FBO Hand Surgery Associates, P.C. 717 17th Street Suite 1300 Denver CO 80202-3304	49.35%	1.71%	1.59%

	MG Trust Company Cust. FBO Caerus Operating, LLC 401(K) Plan 717 17th Street Suite 1300 Denver CO 80202-3304	14.66%	0.51%	0.47%

Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Symphony Large-Cap Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund
I	American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	41.40%	12.96%	12.19%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	7.19%	2.25%	3.48%

	Nuveen Strategy Balanced Allocation Fund 333 West Wacker Dr Chicago IL 60606-1220	6.74%	2.11%	1.86%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	6.33%	1.98%	1.75%

	Mid Atlantic Trust Company FBO Bell Bank Master Account 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	5.67%	1.78%	1.57%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.51%	1.73%	1.52%

	Nuveen Strategy Growth Allocation Fund 333 West Wacker Dr Chicago IL 60606-1220	5.38%	1.68%	1.49%

Nuveen Growth Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund
A	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	14.87%	1.32%	4.21%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	13.36%	1.47%	1.09%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	11.71%	1.04%	0.77%

	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	11.33%	1.00%	1.90%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	9.68%	0.86%	3.06%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	8.59%	22.05%	19.97%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	8.54%	5.79%	4.29%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7.09%	0.63%	0.47%

Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund

C	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	18.34%	19.75%	10.07%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	16.44%	3.86%	9.70%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	14.57%	10.22%	15.40%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	14.10%	15.20%	16.88%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	9.22%	8.86%	4.52%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.25%	12.42%	6.33%

R3	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	68.37%	1.47%	1.09%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	16.99%	0.07%	1.51%

Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund

	Nuveen Investments Inc 333 W Wacker Dr Chicago IL 60606-1220	14.64%	0.06%	0.05%

I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	45.72%	7.44%	5.39%

	MLPF&S for the Sole Benefit & of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	14.39%	15.87%	11.48%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	12.65%	2.06%	3.48%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	8.01%	1.30%	0.94%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6.38%	1.04%	12.19%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	5.65%	0.92%	0.67%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Symphony Large-Cap Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund
A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	23.47%	20.84%	22.05%	19.97%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	5.55%	4.01%	5.79%	4.29%

C	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	20.18%	8.94%	19.75%	10.07%

	Raymond James Omnibus for Mutual Funds House Acct 880 Carillon Parkway St Petersburg FL 33716-1102	15.54%	17.25%	15.20%	16.88%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	14.63%	6.48%	12.42%	6.33%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	8.88%	15.52%	10.22%	15.40%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	8.75%	3.88%	8.86%	4.52%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	5.29%	5.13%	4.05%	4.52%

Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Symphony Large-Cap Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganization of Nuveen Growth Fund into the Acquiring Fund	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After Reorganizations of both Target Funds into the Acquiring Fund
R6	Nuveen Strategy Growth Allocation Fund 333 West Wacker Dr Chicago IL 60606-1220	32.76%	32.76%	32.76%	32.76%

	Nuveen Strategy Balanced Allocation Fund 333 West Wacker Dr Chicago IL 60606-1220	31.61%	31.61%	31.61%	31.61%

	Nuveen Strategy Aggressive Growth Allocation Fund 333 West Wacker Dr Chicago IL 60606-1220	16.57%	16.57%	16.57%	16.57%

	Nuveen Strategy Conservative Allocation Fund 333 West Wacker Dr Chicago IL 60606-1220	8.54%	8.54%	8.54%	8.54%

I	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.15%	11.10%	15.87%	11.48%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	12.44%	8.55%	10.42%	7.54%

	Charles Schwab & Co Inc Special Custody Account For Benefit of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	11.00%	7.56%	9.21%	6.66%

	Great-West Trust Co LLC FBO Recordkeeping for Various Benef 8525 E Orchard Rd C/O Mutual Fund Trading Greenwood Village CO 80111-5002	7.45%	5.12%	6.24%	4.51%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	5.88%	4.04%	4.92%	3.56%

As of the close of business on April 16, 2018, there were 822,774.1470 Class A shares, 665,150.5540 Class C shares, 116,971.0990 Class R3 shares and 2,084,073.4700 Class I shares of the Nuveen Symphony Large-Cap Growth Fund outstanding. As of April 16, 2018, the Trustees and officers of the Nuveen Symphony Large-Cap Growth Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

As of close of business on April 16, 2018, there were 304,133.3620 Class A shares, 210,141.2600 Class C shares, 14,515.2320 Class R3 shares and 1,131,685.0510 Class I shares of the Nuveen Growth Fund outstanding. As of April 16, 2018, the Trustees and officers of the Nuveen Growth Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

As of close of business on April 16, 2018, there were 3,060,056.2280 Class A shares, 622,753.9110 Class C shares, 450,489.2640 Class R6 shares and 5,820,821.2620 Class I shares of the Acquiring Fund outstanding. As of April 16, 2018, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

As set forth in the tables above, affiliates of Nuveen (including funds managed by affiliates of Nuveen) own shares of the Target Funds. It is expected that these shares will be present at the Joint Special Meeting and voted in favor of the applicable Reorganization proposal.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Joint Proxy Statement/Prospectus Delivery

Please note that only one Joint Proxy Statement/Prospectus may be delivered to two or more shareholders of a Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Joint Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the applicable Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of each Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganizations

Approval of a Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the applicable Target Fund, voting as a single class.

Voting by Proxy

Each valid proxy given by a shareholder of a Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Joint Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the applicable Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and thus have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the applicable Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Joint Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Joint Special Meeting and wish to do so. If you intend to attend and vote your shares at the Joint Special Meeting, you must comply with the procedural requirements set forth in the accompanying Notice of Joint Special Meeting of Shareholders.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of a majority of the voting power of the shares of beneficial interest of a Target Fund entitled to vote at the Joint Special Meeting will constitute a quorum for the transaction of any business.

With respect to each Target Fund, if a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Joint Special Meeting, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Joint Special Meeting to permit further solicitation of proxies. The Joint Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Joint Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of a Target Fund are solicited by the Board of Trustees of NIT II. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of either Target Fund other than as indicated above, but if other matters are properly brought before the Joint Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

April 26, 2018

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

APPENDIX I:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of April, 2018 by Nuveen Investment Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Nuveen Large Cap Growth Fund, a series of the Acquiring Trust (the “Acquiring Fund”), Nuveen Investment Trust II, a Massachusetts business trust (the “Target Trust”) on behalf of [TARGET FUND], a series of the Target Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Trust and Target Trust may each be referred to herein as a “Trust” and may collectively be referred to as the “Trusts.” The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the corresponding class of shares of the Acquiring Fund as set forth on Exhibit A (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Target Trust, and each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Boards of Trustees of the Trusts (each a “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to its respective Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class C shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class C shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of the Target Trust or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.     The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING.    The Closing shall occur on August 24, 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Secretary of the Target Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)        The Target Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)        The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of [FISCAL YEAR END], 2017, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of [FISCAL YEAR END], 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Target Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of August 31, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act.    This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Target Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Target Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trusts shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trusts will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Target Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Target Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.3        The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5        The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the

Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and all other transactions pursuant to the Agreement have been obtained or made.

8.6        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Target Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to the Agreement have been obtained or made.

8.7        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Vedder Price P.C. may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Adviser or an affiliate thereof. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Chief Administrative Officer or any Vice President of the Trusts without further action by the Boards. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trusts or the Funds.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trusts as specifically authorized by the applicable Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trusts personally, but shall bind only the property of such Fund, as provided in the applicable Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Trustees of each Trust, on behalf of its respective Fund, and signed by authorized officers of the Trusts acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the applicable Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Large Cap Growth Fund

By:
Name:
Title:

NUVEEN INVESTMENT TRUST II, on behalf of [TARGET FUND]

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

SHARE CLASSES

[TARGET FUND] (Target Fund) — Share Classes	Nuveen Large Cap Growth Fund (Acquiring Fund) — Corresponding Share Classes
A	A
C	C
R3	A
I	I

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NLG 0618

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois 60606 on June 18, 2018

Please detach at perforation before mailing.

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Symphony Large-Cap Growth Fund, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Symphony Large-Cap Growth Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Symphony Large-Cap Growth Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NSL_29874_041718

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Symphony Large-Cap Growth Fund

Joint Special Meeting of Shareholders to Be Held on June 18, 2018.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:☒

A	Proposal	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Symphony Large-Cap Growth Fund, a series of Nuveen Investment Trust II (the “Target Fund”), to Nuveen Large Cap Growth Fund, a series of Nuveen Investment Trust (the “Acquiring Fund”), in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the shareholders of Class A, Class C, Class R3 and Class I shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

		☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

xxxxxxxxxxxxxx	NSL 29874	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, Illinois 60606 on June 18, 2018

Please detach at perforation before mailing.

NUVEEN GROWTH FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2018

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Growth Fund, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Growth Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Growth Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NGF_29874_041718

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Growth Fund

Joint Special Meeting of Shareholders to Be Held on June 18, 2018.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:☒

A	Proposal	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Growth Fund, a series of Nuveen Investment Trust II (the “Target Fund”), to Nuveen Large Cap Growth Fund, a series of Nuveen Investment Trust (the “Acquiring Fund”), in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the shareholders of Class A, Class C, Class R3 and Class I shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

		☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

    608999900109999999999

xxxxxxxxxxxxxx	NGF 29874	M	xxxxxxxx	+

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN LARGE CAP GROWTH FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

and

NUVEEN GROWTH FUND

333 West Wacker Drive

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated April 26, 2018 for use in connection with the joint special meeting of shareholders of each of Nuveen Symphony Large-Cap Growth Fund (the “Symphony Large-Cap Growth Fund” or a “Target Fund”) and Nuveen Growth Fund (the “Growth Fund” or a “Target Fund”), each a series of Nuveen Investment Trust II, a Massachusetts business trust, to be held on June 18, 2018, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Joint Special Meeting”). At the Joint Special Meeting, shareholders of each Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust, as described in the Joint Proxy Statement/Prospectus. Each Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by writing to Nuveen Investment Trust II at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated December 29, 2017 (as filed December 29, 2017) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The Symphony Large-Cap Growth Fund’s Statement of Additional Information, dated January 31, 2018 (as filed January 26, 2018) (File Nos. 333-33607 and 811-08333), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Symphony Large-Cap Growth Fund. The Growth Fund’s Statement of Additional Information, dated December 29, 2017 (as filed December 29, 2017) (File Nos. 333-33607 and 811-08333), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Growth Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganizations had been consummated on August 31, 2017.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended August 31, 2017 (as filed November 8, 2017) (File No. 811-07619), which is incorporated herein by reference only insofar it relates to the Acquiring Fund. No other parts of the Acquiring Fund’s Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Symphony Large-Cap Growth Fund are contained in the Symphony Large-Cap Growth Fund’s Annual Report for the fiscal year ended September 30, 2017 (as filed December 7, 2017) (File No. 811-05309), which is incorporated herein by reference only insofar as it relates to the Symphony Large-Cap Growth Fund. The audited financial statements and related independent registered public accounting firm’s report for the Growth Fund are contained in the Growth Fund’s Annual Report for the fiscal year ended August 31, 2017 (as filed November 8, 2017) (File No. 811-05309), which is incorporated herein by reference only insofar as it relates to the Growth Fund. No other parts of the Target Funds’ Annual Reports are incorporated by reference herein.

The date of this SAI is April 26, 2018.

S-2

APPENDIX A

PRO FORMA FINANCIAL INFORMATION

Pro Forma Financial Statements for the Reorganization of Nuveen Symphony Large-Cap Growth Fund and Nuveen Growth Fund (the “Target Funds”) into Nuveen Large-Cap Growth Fund (the “Pro Forma Acquiring Fund”)

Pro Forma Portfolio of Investments (Unaudited)

August 31, 2017

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				LONG-TERM INVESTMENTS - 99.1%
				COMMON STOCKS - 99.1%
				Aerospace & Defense - 1.9%
10,915	4,384	14,092	29,391	Boeing Company	$2,615,889	$1,050,669	$3,377,292		$7,043,850
5,607	-	-	5,607	Huntington Ingalls Industries Inc., (3)	1,199,674	-	-		1,199,674
5,989	-	-	5,989	Lockheed Martin Corporation, (3)	1,828,981	-	-		1,828,981
-	6,983	-	6,983	Spirit AeroSystems Holdings Inc.	-	520,234	-		520,234
-	1,568	-	1,568	TransDigm Group Inc., (2)	-	408,715	-		408,715

				Total Aerospace & Defense	5,644,544	1,979,618	3,377,292		11,001,454

				Air Freight & Logistics - 0.7%
-	7,817	-	7,817	Expeditors International of Washington, Inc.	-	438,534	-		438,534
-	-	61,368	61,368	XPO Logistics, Incorporated, (2)	-	-	3,755,748		3,755,748

				Total Air Freight & Logistics	-	438,534	3,755,748		4,194,282

				Airlines - 1.9%
-	-	11,365	11,365	Copa Holdings SA	-	-	1,409,997		1,409,997
26,553	11,492	87,280	125,325	Southwest Airlines Co.	1,384,473	599,193	4,550,756		6,534,422
-	-	45,004	45,004	United Continental Holdings Inc., (2)	-	-	2,788,418		2,788,418

				Total Airlines	1,384,473	599,193	8,749,171		10,732,837

				Auto Components - 3.0%
-	-	80,915	80,915	BorgWarner Inc.	-	-	3,755,285		3,755,285
-	-	49,095	49,095	Delphi Automotive PLC	-	-	4,732,734		4,732,734
-	3,427	27,275	30,702	Lear Corporation	-	512,474	4,078,683		4,591,157
-	-	32,730	32,730	Visteon Corporation, (2)	-	-	3,778,332		3,778,332

				Total Auto Components	-	512,474	16,345,034		16,857,508

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Automobiles - 0.3%
-	-	82,734	82,734	Ford Motor Company	$-	$-	$912,553		$912,553
-	-	10,910	10,910	Harley-Davidson, Inc.	-	-	512,876		512,876

				Total Automobiles	-	-	1,425,429		1,425,429

				Banks - 0.8%
19,879	-	-	19,879	Citizens Financial Group Inc., (3)	658,591	-	-		658,591
-	4,866	-	4,866	JP Morgan Chase & Co.	-	442,271	-		442,271
-	-	21,820	21,820	SVB Financial Group, (2)	-	-	3,694,980		3,694,980

				Total Banks	658,591	442,271	3,694,980		4,795,842

				Beverages - 0.6%
-	11,330	-	11,330	Coca-Cola Company, (3)	-	516,082	-		516,082
3,036	-	-	3,036	Constellation Brands, Inc., Class A, (3)	607,504	-	-		607,504
15,383	5,022	-	20,405	PepsiCo, Inc., (3)	1,780,275	581,196	-		2,361,471

				Total Beverages	2,387,779	1,097,278	-		3,485,057

				Biotechnology - 6.8%
17,607	-	-	17,607	AbbVie Inc	1,325,807	-	-		1,325,807
10,615	5,272	27,729	43,616	Amgen Inc., (3)	1,887,029	937,203	4,929,463		7,753,695
4,192	3,115	18,183	25,490	Biogen Inc., (2), (3)	1,327,020	986,084	5,756,087		8,069,191
3,844	-	-	3,844	BioMarin Pharmaceutical Inc., (2), (3)	346,690	-	-		346,690
7,830	-	52,731	60,561	Celgene Corporation, (2)	1,087,822	-	7,325,973		8,413,795
17,352	6,738	73,188	97,278	Gilead Sciences, Inc.	1,452,536	564,038	6,126,529		8,143,103
-	-	50,913	50,913	Ionis Pharmaceuticals, Inc., (2)	-	-	2,729,959		2,729,959
1,065	-	909	1,974	Regeneron Pharmaceuticals, Inc., (2)	529,199	-	451,763		980,962
4,739	-	-	4,739	Vertex Pharmaceuticals Inc., (2)	760,799	-	-		760,799

				Total Biotechnology	8,716,902	2,487,325	27,319,774		38,524,001

				Building Products - 0.2%
32,587	-	-	32,587	Masco Corporation	1,198,224	-			1,198,224

				Capital Markets - 2.5%
-	-	2,727	2,727	Ameriprise Financial, Inc.	-	-	377,784		377,784
12,240	-	-	12,240	Charles Schwab Corporation, (3)	488,376	-	-		488,376
14,471	-	-	14,471	Intercontinental Exchange Group, Inc., (3)	935,840	-	-		935,840
8,871	-	35,912	44,783	MSCI Inc., Class A Shares	1,016,705	-	4,115,863		5,132,568
-	-	44,094	44,094	Raymond James Financial Inc.	-	-	3,453,470		3,453,470
-	-	41,821	41,821	State Street Corporation	-	-	3,868,066		3,868,066

				Total Capital Markets	2,440,921	-	11,815,183		14,256,104

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Chemicals - 0.5%
5,146	-	-	5,146	LyondellBasell Industries NV, (3)	$466,176	$-	$-		$466,176
21,444	-	-	21,444	Olin Corporation	691,140	-	-		691,140
30,607	-	-	30,607	Valvoline, Inc., (3)	651,623	-	-		651,623
13,598	-	-	13,598	Westlake Chemical Corporation, (3)	1,045,822	-	-		1,045,822

				Total Chemicals	2,854,761	-	-		2,854,761

				Communications Equipment - 1.3%
-	-	65,460	65,460	Arris International PLC, (2)	-	-	1,823,706		1,823,706
34,543	-	-	34,543	Ciena Corporation, (2), (3)	746,474	-	-		746,474
-	3,144	31,821	34,965	F5 Networks, Inc., (2)	-	375,331	3,798,752		4,174,083
5,903	-	-	5,903	Palo Alto Networks, Incorporated, (2), (3)	783,269	-	-		783,269

				Total Communications Equipment	1,529,743	375,331	5,622,458		7,527,532

				Construction Materials - 0.3%
12,741	5,380	-	18,121	Eagle Materials Inc., (3)	1,239,062	523,205	-		1,762,267

				Containers & Packaging - 2.0%
-	-	69,551	69,551	Berry Plastics Corporation, (2)	-	-	3,911,542		3,911,542
-	-	269,112	269,112	Graphic Packaging Holding Company	-	-	3,511,911		3,511,911
-	-	121,373	121,373	Silgan Holdings, Inc.	-	-	3,652,118		3,652,118

				Total Containers & Packaging	-	-	11,075,571		11,075,571

				Diversified Consumer Services - 0.6%
-	-	135,920	135,920	H & R Block Inc.	-	-	3,634,494		3,634,494

				Diversified Financial Services - 0.2%
23,957	-	-	23,957	Voya Financial Inc., (3)	915,876	-	-		915,876

				Diversified Telecommunication Services - 0.1%
-	-	76,824	76,824	Intelsat SA, (2)	-	-	296,541		296,541

				Electrical Equipment - 0.3%
9,364	-	-	9,364	Rockwell Automation, Inc., (3)	1,536,258	-	-		1,536,258

				Electronic Equipment, Instruments & Components - 0.8%
-	-	118,191	118,191	Jabil Inc.	-	-	3,705,290		3,705,290
24,866	-	-	24,866	Trimble Navigation Limited, (2)	961,817	-	-		961,817

				Total Electronic Equipment, Instruments & Components	961,817	-	3,705,290		4,667,107

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Equity Real Estate Investment Trusts - 0.6%
5,980	-	-	5,980	American Tower Corporation, REIT	$885,339	$-	$-		$885,339
3,622	-	-	3,622	Equinix Inc., (3)	1,696,581	-	-		1,696,581
21,385	-	-	21,385	Gaming and Leisure Properties Inc., (3)	838,078	-	-		838,078

				Total Equity Real Estate Investment Trusts	3,419,998	-	-		3,419,998

				Financial Exchanges and Data - 0.1%
-	3,734	-	3,734	Moody’s Corporation	-	500,468	-		500,468

				Food & Staples Retailing - 2.6%
-	-	37,730	37,730	Costco Wholesale Corporation	-	-	5,913,836		5,913,836
28,982	18,037	-	47,019	Sysco Corporation, (3)	1,526,482	950,009	-		2,476,491
-	8,931	53,186	62,117	Walgreens Boots Alliance Inc., (3)	-	727,877	4,334,657		5,062,534
-	-	19,092	19,092	Wal-Mart Stores, Inc.	-	-	1,490,544		1,490,544

				Total Food & Staples Retailing	1,526,482	1,677,886	11,739,037		14,943,405

				Food Products - 0.4%
6,371	-	-	6,371	Kraft Heinz Company, (3)	514,458	-	-		514,458
19,487	-	-	19,487	Lamb Weston Holding, Inc., (3)	886,269	-	-		886,269
-	13,178	-	13,178	Tyson Foods, Inc., Class A	-	834,167	-		834,167

				Total Food Products	1,400,727	834,167	-		2,234,894

				Health Care Equipment & Supplies - 1.5%
25,270	-	-	25,270	Abbott Laboratories, (3)	1,287,254	-	-		1,287,254
-	12,421	-	12,421	Baxter International, Inc.	-	770,599	-		770,599
5,565	-	-	5,565	Becton, Dickinson and Company, (3)	1,109,884	-	-		1,109,884
16,037	-	-	16,037	Danaher Corporation, (3)	1,337,807	-	-		1,337,807
11,684	-	-	11,684	Edwards Lifesciences Corporation, (2), (3)	1,328,003	-	-		1,328,003
17,325	-	31,366	48,691	Hologic Inc., (2), (3)	668,745	-	1,210,731		1,879,476
7,304	-	-	7,304	Zimmer Biomet Holdings, Inc., (3)	834,628	-	-		834,628

				Total Health Care Equipment & Supplies	6,566,321	770,599	1,210,731		8,547,651

				Health Care Providers & Services - 9.0%
-	4,145	26,820	30,965	Aetna Inc., (3)	-	653,667	4,229,558		4,883,225
-	7,705	50,913	58,618	AmerisourceBergen Corporation	-	618,326	4,085,774		4,704,100
7,312	3,091	-	10,403	Anthem Inc.	1,433,444	605,960	-		2,039,404
-	8,025	-	8,025	Cardinal Health, Inc.	-	541,367	-		541,367
7,151	-	27,729	34,880	CIGNA Corporation	1,301,911	-	5,048,422		6,350,333
-	13,622	60,459	74,081	Express Scripts, Holding Company, (2), (3)	-	855,734	3,798,052		4,653,786
-	2,824	18,638	21,462	Humana Inc., (3)	-	727,519	4,801,476		5,528,995

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
-	4,041	25,457	29,498	McKesson HBOC Inc.	$-	$603,362	$3,800,916		$4,404,278
11,368	9,375	48,186	68,929	UnitedHealth Group Incorporated, (3)	2,261,095	1,864,688	9,584,114		13,709,897
-	-	22,729	22,729	Wellcare Health Plans Inc., (2)	-	-	3,970,311		3,970,311

				Total Health Care Providers & Services	4,996,450	6,470,623	39,318,623		50,785,696

				Healthcare Technology - 0.1%
-	8,904	-	8,904	Veeva Systems Inc., Class A Shares, (2)	-	529,788	-		529,788

				Hotels, Restaurants & Leisure - 4.0%
4,849	2,802	-	7,651	Dominos Pizza Inc., (3)	883,779	510,693	-		1,394,472
-	-	64,551	64,551	Hyatt Hotels Corporation, Class A, (2)	-	-	3,841,401		3,841,401
-	-	49,549	49,549	Las Vegas Sands	-	-	3,082,464		3,082,464
12,353	-	-	12,353	Marriott International, Inc., Class A	1,279,524	-	-		1,279,524
10,417	5,976	-	16,393	McDonald’s Corporation	1,666,407	955,981	-		2,622,388
7,857	-	-	7,857	Royal Caribbean Cruises Limited	977,882	-	-		977,882
26,767	-	-	26,767	Starbucks Corporation, (3)	1,468,438	-	-		1,468,438
-	-	38,185	38,185	Wyndham Worldwide Corporation	-	-	3,806,261		3,806,261
-	-	30,457	30,457	Wynn Resorts Ltd	-	-	4,233,209		4,233,209

				Total Hotels, Restaurants & Leisure	6,276,030	1,466,674	14,963,335		22,706,039

				Household Durables - 0.5%
4,200	-	-	4,200	Mohawk Industries Inc., (2), (3)	1,063,104	-	-		1,063,104
-	-	10,001	10,001	Whirlpool Corporation	-	-	1,716,334		1,716,334

				Total Household Durables	1,063,104	-	1,716,334		2,779,438

				Industrial Conglomerates - 0.4%
15,772	-	-	15,772	Honeywell International Inc., (3)	2,180,794	-	-		2,180,794

				Insurance - 1.2%
10,768	-	47,276	58,044	Lincoln National Corporation	730,716	-	3,208,178		3,938,894
11,573	-	-	11,573	Marsh & McLennan Companies, Inc., (3)	903,620	-	-		903,620
29,130	-	-	29,130	Progressive Corporation, (3)	1,353,962	-	-		1,353,962
-	4,300	-	4,300	Reinsurance Group of America Inc.	-	578,135	-		578,135

				Total Insurance	2,988,298	578,135	3,208,178		6,774,611

				Internet and Direct Marketing Retail - 3.1%
6,132	-	5,000	11,132	Amazon.com, Inc., (3)	6,013,039	-	4,903,384		10,916,423
-	-	29,093	29,093	Expedia, Inc.	-	-	4,316,265		4,316,265
1,125	-	-	1,125	Priceline Group Incorporated, (2)	2,083,590	-	-		2,083,590

				Total Internet and Direct Marketing Retail	8,096,629	-	9,219,649		17,316,278

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Internet Software & Services - 6.5%
7,839	3,268	10,910	22,017	Alphabet Inc., Class A, (2), (3)	$7,488,126	$3,121,720	$10,421,616		$21,031,462
33,251	2,945	30,912	67,108	Facebook Inc., Class A Shares, (2)	5,718,174	506,452	5,315,852		11,540,478
-	-	39,094	39,094	VeriSign, Inc.	-	-	4,055,999		4,055,999

				Total Internet Software & Services	13,206,300	3,628,172	19,793,467		36,627,939

				IT Services - 5.7%
-	11,037	94,098	105,135	Booz Allen Hamilton Holding	-	376,472	3,209,692		3,586,164
15,037	-	-	15,037	Fidelity National Information Services, (3)	1,397,238	-	-		1,397,238
-	4,509	-	4,509	Gartner Inc., (2), (3)	-	543,740	-		543,740
-	5,186	-	5,186	Henry Jack and Associates Inc., (3)	-	534,521	-		534,521
10,183	-	-	10,183	Leidos Holdings Inc., (3)	593,873	-	-		593,873
14,002	13,850	57,732	85,584	MasterCard, Inc., (3)	1,866,467	1,846,205	7,695,648		11,408,320
15,406	-	-	15,406	PayPal Holdings, Inc., (2), (3)	950,242	-	-		950,242
15,145	20,950	91,825	127,920	Visa Inc., (3)	1,567,810	2,168,744	9,505,762		13,242,316

				Total IT Services	6,375,630	5,469,682	20,411,102		32,256,414

				Life Sciences Tools & Services - 0.2%
6,506	-	-	6,506	Thermo Fisher Scientific, Inc., (3)	1,217,533	-	-		1,217,533

				Machinery - 1.9%
-	-	108,645	108,645	Allison Transmission Holdings Inc.	-	-	3,773,236		3,773,236
14,256	-	-	14,256	Donaldson Company, Inc., (3)	673,596	-	-		673,596
21,589	-	-	21,589	Fortive Corporation, (3)	1,402,637	-	-		1,402,637
-	-	45,913	45,913	Ingersoll Rand Company Limited, Class A	-	-	3,920,484		3,920,484
6,275	-	-	6,275	Lincoln Electric Holdings Inc., (3)	544,921	-	-		544,921
-	3,222	-	3,222	Parker Hannifin Corporation, (3)	-	518,388	-		518,388

				Total Machinery	2,621,154	518,388	7,693,720		10,833,262

				Media - 4.0%
-	-	61,368	61,368	AMC Networks Inc., Class A Shares, (2)	-	-	3,729,974		3,729,974
84,492	11,828	-	96,320	Comcast Corporation, Class A, (3)	3,431,220	480,335	-		3,911,555
-	7,141	146,375	153,516	Discovery Communications Inc., Class A Shares, (2)	-	158,602	3,250,991		3,409,593
33,270	-	-	33,270	Lions Gate Entertainment Corporation, Equity, (2), (3)	933,889	-	-		933,889
-	-	94,098	94,098	Live Nation Inc., (2)	-	-	3,760,167		3,760,167
-	10,695	40,003	50,698	Omnicom Group, Inc.	-	774,104	2,895,427		3,669,531
-	5,777	-	5,777	Scripps Networks Interactive, Class A Shares	-	494,800	-		494,800
-	82,362	-	82,362	Sirius XM Holdings Inc., (3)	-	473,582	-		473,582

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
-	5,570	-	5,570	Time Warner Inc., (3)	$-	$563,127	$-		$563,127
10,177	3,671	-	13,848	Walt Disney Company, (3)	1,029,912	371,505	-		1,401,417

				Total Media	5,395,021	3,316,055	13,636,559		22,347,635

				Multiline Retail - 1.7%
-	-	61,368	61,368	Big Lots, Inc.	-	-	2,921,138		2,921,138
-	-	57,277	57,277	Kohl’s Corporation	-	-	2,278,487		2,278,487
-	-	83,188	83,188	Nordstrom, Inc.	-	-	3,711,863		3,711,863
-	9,893	-	9,893	Target Corporation	-	539,465	-		539,465

				Total Multiline Retail	-	539,465	8,911,488		9,450,953

				Oil, Gas & Consumable Fuels - 0.4%
22,754	-	-	22,754	HollyFrontier Company, (3)	712,428	-	-		712,428
14,476	-	-	14,476	Cheniere Energy Inc., (2), (3)	619,428	-	-		619,428
18,035	-	-	18,035	ONEOK, Inc., (3)	976,776	-	-		976,776

				Total Oil, Gas & Consumable Fuels	2,308,632	-	-		2,308,632

				Personal Products - 0.9%
13,301	-	-	13,301	Estee Lauder Companies Inc., Class A	1,423,074	-	-		1,423,074
-	-	56,368	56,368	Herbalife, Limited	-	-	3,889,959		3,889,959

				Total Personal Products	1,423,074	-	3,889,959		5,313,033

				Pharmaceuticals - 0.4%
14,726	-	-	14,726	Bristol-Myers Squibb Company	890,628	-	-		890,628
7,876	-	-	7,876	Eli Lilly and Company, (3)	640,240	-	-		640,240
15,686	-	-	15,686	Zoetis Incorporated, (3)	983,512	-	-		983,512

				Total Pharmaceuticals	2,514,380	-	-		2,514,380

				Professional Services - 0.7%
-	-	87,280	87,280	Robert Half International Inc.	-	-	3,953,764		3,953,764

				Real Estate Management & Development - 0.7%
-	-	106,372	106,372	CBRE Group Inc., (2)	-	-	3,837,900		3,837,900

				Road & Rail - 0.6%
-	-	8,637	8,637	CSX Corporation	-	-	433,579		433,579
11,086	-	-	11,086	Landstar System, (3)	1,034,878	-	-		1,034,878
18,685	-	-	18,685	Union Pacific Corporation, (3)	1,967,531	-	-		1,967,531

				Total Road & Rail	3,002,409	-	433,579		3,435,988

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Semiconductors & Semiconductor Equipment - 1.3%
23,062	-	-	23,062	Applied Materials, Inc.	$1,040,557	$-	$-		$1,040,557
9,852	-	-	9,852	Broadcom Limited, (3)	2,483,394	-	-		2,483,394
13,149	-	-	13,149	Cavium Inc., (2), (3)	832,463	-	-		832,463
22,536	-	-	22,536	Inphi Corporation, (2), (3)	862,903	-	-		862,903
16,773	-	-	16,773	MA-COM Technology Solutions Holdings Incorporated, (2), (3)	763,842	-	-		763,842
26,414	-	-	26,414	Mellanox Technologies, Limited, (2), (3)	1,240,137	-	-		1,240,137

				Total Semiconductors & Semiconductor Equipment	7,223,296	-	-		7,223,296

				Software - 11.0%
11,722	-	-	11,722	Adobe Systems Incorporated, (2)	1,818,786	-	-		1,818,786
19,118	-	-	19,118	Broadsoft Inc., (3)	947,297	-	-		947,297
-	14,844	106,827	121,671	Cadence Design Systems, Inc., (2)	-	583,221	4,197,215		4,780,436
-	-	50,913	50,913	Citrix Systems, (2)	-	-	3,981,912		3,981,912
14,817	-	-	14,817	Electronic Arts Inc., (2)	1,800,266	-	-		1,800,266
11,498	6,460	-	17,958	Intuit, Inc.	1,626,392	913,767	-		2,540,159
112,546	28,025	234,564	375,135	Microsoft Corporation	8,415,065	2,095,429	17,538,336		28,048,830
14,461	-	-	14,461	Oracle Corporation	727,822	-	-		727,822
16,075	-	-	16,075	Parametric Technology Corporation, (2), (3)	900,200	-	-		900,200
9,658	5,304	42,276	57,238	Red Hat, Inc., (2)	1,038,235	570,180	4,544,674		6,153,089
-	6,526	45,913	52,439	Synopsys Inc., (2)	-	524,821	3,692,298		4,217,119
11,615	-	39,094	50,709	VMware Inc., (2)	1,255,582	-	4,226,058		5,481,640

				Total Software	18,529,645	4,687,418	38,180,493		61,397,556

				Specialty Retail - 5.9%
-	-	58,641	58,641	Best Buy Co., Inc.	-	-	3,181,858		3,181,858
-	-	38,639	38,639	Burlington Store Inc., (2)	-	-	3,366,650		3,366,650
-	-	163,195	163,195	Gap, Inc.	-	-	3,854,656		3,854,656
23,970	14,059	57,732	95,761	Home Depot, Inc., (3)	3,592,384	2,107,022	8,652,263		14,351,669
-	13,096	72,733	85,829	Lowe’s Companies, Inc., (3)	-	967,663	5,374,239		6,341,902
-	11,210	-	11,210	Ross Stores, Inc.	-	655,225	-		655,225
9,503	-	-	9,503	Tiffany & Co., (3)	868,574	-	-		868,574
8,766	-	-	8,766	TJX Companies, Inc.	633,782	-	-		633,782

				Total Specialty Retail	5,094,740	3,729,910	24,429,666		33,254,316

See accompanying notes to pro forma financial statements.

Shares							Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)			Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments		Acquiring Fund Pro Forma (5)
				Technology Hardware, Storage & Peripherals - 8.6%
49,905	16,916	183,196	250,017	Apple, Inc.			$8,184,420	$2,774,224	$30,044,169			$41,002,813
-	-	98,190	98,190	NCR Corporation			-	-	3,586,863			3,586,863
-	-	44,094	44,094	Western Digital Corporation			-	-	3,892,209			3,892,209

				Total Technology Hardware, Storage & Peripherals			8,184,420	2,774,224	37,523,241			48,481,885

				Tobacco - 0.1%
-	5,383	-	5,383	Altria Group, Inc.			-	341,282	-			341,282

				Trading Companies & Distributors - 0.2%
28,846	-	-	28,846	HD Supply Holdings Inc., (2), (3)			960,572	-	-			960,572
-	-	13,637	13,637	Univar Inc., (2)			-	-	384,712			384,712

				Total Trading Companies & Distributors			960,572	-	384,712			1,345,284

				Total Long-Term Investments (cost $95,592,491, $35,873,610, $254,319,293 and $385,785,394)			148,040,590	46,288,165	365,272,502			559,601,257

Principal Amount (000)							Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Coupon	Maturity	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)			Acquiring Fund Pro Forma (5)
				Short-Term Investments - 0.9%
				Repurchase Agreements - 0.9%
$-	$-	$5,251	$5,251	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $5,250,692	0.120%	9/1/2017	$-	$-	$5,250,692			$5,250,692

				Total Short-Term Investments (cost $-, $-, $5,250,692 and $5,250,692)			-	-	5,250,692			5,250,692

				Total Investments (cost $95,592,491, $35,873,610, $259,569,985 and $391,036,086)			148,040,590	46,288,165	370,523,194			564,851,949

				Other Assets Less Liabilities - (0.0)%			325,783	97,881	15,775	(344,485	) (4)	94,954

				Net Assets - 100%			$148,366,373	$46,386,046	$370,538,969	$(344,485)		$564,946,903

See accompanying notes to pro forma financial statements.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of the Pro Forma Portfolio of Investments, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on the Acquiring Fund Pro Forma’s net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	It is currently anticipated that the security, or a portion of the security, may be disposed of following the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization.
(4)	The pro forma statements assume the Symphony Large-Cap Growth Fund and the Growth Fund will be required to distribute their tax basis undistributed net investment income of $1,136,992 and $931,724, respectively, and tax basis accumulated net realized gains of $9,384,293 and $1,390,404, respectively, to their shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund and Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3, and Class I, respectively, for the Symphony Large-Cap Growth Fund, and 86%, 75%, 17% and 88% for Class A, Class C, Class R3, and Class I, respectively, for the Growth Fund, resulting in total cash distributions for the Symphony Large-Cap Growth Fund and the Growth Fund of $7,473 and $337,012, respectively.
(5)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). The Acquiring Fund and the Acquiring Fund Pro Forma have been adjusted to reflect the effect of the Prior Reorganization. The assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund as of August 31, 2017 were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and the Acquiring Fund Pro Forma balances.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities

Year ended August 31, 2017 (Unaudited)

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Assets
Long-term investments, at value ($95,592,491, $35,873,610, $254,319,293 and $385,785,394, respectively)	$148,040,590	$46,288,165	$365,272,502			$559,601,257
Short-term investments, at value (cost approximates value)	—	—	5,250,692			5,250,692
Cash	—	76,264	2			76,266
Receivable for:
Dividends	214,566	111,160	431,227			756,953
Investments sold	1,211,001	100,547	1,351,956			2,663,504
Due from broker	—	—	356			356
Due from adviser	—	—	88,063			88,063
Interest	—	—	2,080			2,080
Shares sold	500,883	14,814	246,414			762,111
Other assets	1,094	20,068	80,037			101,199

Total assets	149,968,134	46,611,018	372,723,329			569,302,481

Liabilities
Cash overdraft	163,550	—	—			163,550
Payable for:
Investments purchased	737,086	—	1,260,248			1,997,334
Shares redeemed	487,979	156,643	359,461			1,004,083
Dividends	—	—	—	458,470	(b)	458,470
Accrued expenses:
Custodian fees	19,986	11,792	13,608			45,386
Management fees	83,844	13,987	34,650			132,481
Professional fees	17,724	18,374	18,191			54,289
Trustees fees	678	226	26,697			27,601
12b-1 distribution and service fees	30,606	6,659	38,929			76,194
Other	60,308	17,291	182,576			260,175
Reorganization costs	—	—	250,000			250,000

Total liabilities	1,601,761	224,972	2,184,360	458,470		4,469,563

Net assets	$148,366,373	$46,386,046	$370,538,969	$(458,470)		$564,832,918

Class A Shares
Net assets	$32,844,952	$6,452,274	$97,379,707	$5,580,382	(b)	$142,257,315
Shares outstanding	864,417	220,284	3,209,847	394,563	(c)	4,689,111
Net asset value ("NAV") per share	$38.00	$29.29	$30.34			$30.34
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$40.32	$31.08	$32.19			$32.19

Class C Shares
Net assets	$24,615,264	$5,942,963	$20,201,257	$(74,378	) (b)	$50,685,106
Shares outstanding	700,777	222,696	677,938	99,540	(c)	1,700,951
NAV and offering price per share	$35.13	$26.69	$29.80			$29.80

Class R3 Shares
Net assets	$5,269,133	$371,924	$—	$(5,641,057	) (b)	$—
Shares outstanding	139,144	12,820	—	(151,964	) (c)	—
NAV and offering price per share	$37.87	$29.01	$—			$—

See accompanying notes to pro forma financial statements.

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Class R6 Shares
Net assets	$—	$—	$15,524,509	$—		$15,524,509
Shares outstanding	—	—	510,691	—		510,691
NAV and offering price per share	$—	$—	$30.40			$30.40

Class I Shares
Net assets	$85,637,024	$33,618,885	$237,433,496	$(323,417	) (b)	$356,365,988
Shares outstanding	2,220,857	1,126,249	7,812,677	566,331	(c)	11,726,114
NAV and offering price per share	$38.56	$29.85	$30.39			$30.39

Net assets consist of:
Capital paid-in	$86,456,961	$33,788,952	$199,724,324	$12,384,943	(b)	$332,355,180
Undistributed (Over-distribution of) net investment income	431,320	285,559	120,928	(2,068,716	) (b)	(1,230,909)
Accumulated net realized gain (loss)	9,029,993	1,896,980	59,740,508	(10,774,697	) (b)	59,892,784
Net unrealized appreciation (depreciation)	52,448,099	10,414,555	110,953,209			173,815,863

Net assets	$148,366,373	$46,386,046	$370,538,969	$(458,470)		$564,832,918

Authorized shares – per class	Unlimited	Unlimited	Unlimited			Unlimited
Par value per share	$0.01	$0.01	$0.01			$0.01

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). The assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund as of August 31, 2017 were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and Acquiring Fund Pro Forma balances.
(b)	The pro forma statements assume the Symphony Large-Cap Growth Fund and the Growth Fund will be required to distribute their tax basis undistributed net investment income of $1,136,992 and $931,724, respectively, and tax basis accumulated net realized gains of $9,384,293 and $1,390,404, respectively, to their shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund and Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3, and Class I, respectively, for Symphony Large-Cap Growth Fund, and 86%, 75%, 17% and 88% for Class A, Class C, Class R3, and Class I, respectively, for the Growth Fund, resulting in a total cash distribution for the Target Funds of $458,470.
(c)	Figures reflect the issuance by the Acquiring Fund Pro Forma of approximately 1,082,642 Class A shares, 826,068 Class C shares, 173,682 Class A shares, and 2,813,864 Class I shares to Class A, Class C, Class R3, and Class I shareholders, respectively, of the Symphony Large-Cap Growth Fund, and approximately 211,190 Class A shares, 196,945 Class C shares, 11,750 Class A shares, and 1,099,575 Class I shares to Class A, Class C, Class R3, and Class I shareholders, of the Growth Fund respectively, in connection with the Reorganization.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations

Year ended August 31, 2017 (Unaudited)

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Investment Income (net of foreign tax withheld of $–, $–, $1,867 and $1,867, respectively)	$2,178,485	$859,449	$3,745,858			$6,783,792

Expenses
Management fees	978,131	317,642	2,235,686	(49,151	) (b)	3,482,308
12b-1 service fees – Class A Shares	117,547	19,897	274,006	13,008	(c)	424,458
12b-1 distribution and service fees – Class C Shares	251,151	71,173	198,783			521,107
12b-1 distribution and service fees – Class R3 Shares	24,634	1,381	—	(26,015	) (c)	—
Shareholder servicing agent fees	133,964	42,189	453,623			629,776
Custodian fees	48,020	27,731	56,810	(60,548	) (d)	72,013
Trustees fees	4,672	1,642	12,516			18,830
Professional fees	33,159	25,254	52,324	(34,897	) (d)	75,840
Shareholder reporting expenses	35,690	23,506	62,992	(57,402	) (d)	64,786
Federal and state registration fees	67,962	63,291	143,044	(11,828	) (d)	262,469
Reorganization fees	—	—	250,000			250,000
Other	15,262	8,343	15,624	(12,330	) (d)	26,899

Total expenses before fee waiver/expense reimbursement	1,710,192	602,049	3,755,408	(239,163)		5,828,486
Fee waiver/expense reimbursement	(1,411)	(138,428)	(650,280)	(250,506)		(1,040,625)

Net expenses	1,708,781	463,621	3,105,128	(489,669	) (e)	4,787,861

Net investment income (loss)	469,704	395,828	640,730	489,669		1,995,931

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	12,720,542	3,219,709	72,924,457			88,864,708
Change in net unrealized appreciation (depreciation) of investments	11,959,112	3,246,794	(1,571,082)			13,634,824

Net realized and unrealized gain (loss)	24,679,654	6,466,503	71,353,375			102,499,532

Net increase (decrease) in net assets from operations	$25,149,358	$6,862,331	$71,994,105	$489,669		$104,495,463

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). The income and expenses of the Nuveen Large Cap Growth Opportunities Fund for the year ended August 31, 2017, adjusted to remove balances related to securities lending activities and 12b-1 distribution and service fees for Class R3 shares which were not offered by the Acquiring Fund, were combined with the income and expenses of the Acquiring Fund as of August 31, 2017. The management fee reflects the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Growth Opportunities Fund that were merged in October 13, 2017 being applied to the Acquiring Fund's fund level management fee schedule and the complex level fee rate takes into account the Nuveen Large Cap Growth Opportunities Fund's ineligible assets. The expense reimbursement amount reflects the 0.81% expense cap being applied to the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Growth Opportunities Fund that were merged in October 13, 2017. Operating expenses were adjusted to reflect anticipated reductions of certain duplicative expenses eliminated as a result of the Prior Reorganization.
(b)	Reflects the impact of applying the Acquiring Fund's fund-level fee schedule to the Acquiring Fund Pro Forma’s average net assets and the impact of the Acquiring Fund's ineligible assets on the Acquiring Fund Pro Forma’s complex-level fee rate.
(c)	The Acquiring Fund Pro Forma will not offer Class R3 shares. Class R3 shareholders of the Target Funds will received Class A shares as a result of the Reorganization.
(d)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(e)	Reflects the increase in expense reimbursement payments the Adviser would have made to the Acquiring Fund Pro Forma if the Reorganization had occurred on the first day of the 12-month period ended August 31, 2017. The net expenses decreased $394,641 due to the expense reimbursement that took effect on October 16, 2017, and $95,028 due to the impact of the Reorganization.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Symphony Large-Cap Growth Fund and the Nuveen Growth Fund (collectively the “Target Funds”) into the Nuveen Large Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Funds are series of open-end management investment companies registered under the Investment Company Act of 1940, as amended. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The Reorganization is not contingent on both Target Funds approving the Reorganization, but this is believed to be the most likely outcome. The pro forma statements have been estimated in good faith based on information regarding the Acquiring Fund (adjusted to reflect the effect of the Acquiring Fund’s October 13, 2017 acquisition of all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund) and the Target Funds as of August 31, 2017.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Funds (the “Acquiring Fund Pro Forma” or the “Fund”) will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Funds. The Pro Forma Portfolio of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Target Funds, the Acquiring Fund and the Acquiring Fund Pro Forma as of August 31, 2017. The Pro Forma Statement of Operations is presented for the Target Funds, the Acquiring Fund and the Acquiring Fund Pro Forma for the period from September 1, 2016 through August 31, 2017 (the “Reporting Period”).

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If the Reorganization had occurred as of August 31, 2017, the Target Funds would have been required to dispose of some of their securities in order to comply with the Acquiring Fund’s investment policies and restrictions. It is estimated that the Symphony Large-Cap Growth Fund would have been required to dispose of approximately 8% of its portfolio and that the Growth Fund would have been required to dispose of approximately 1% of its portfolio as of August 31, 2017 to comply with the Acquiring Fund’s investment policies and restrictions. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $1.0 million (approximately $0.26 per share) for the Symphony Large-Cap Growth Fund and realized gains of approximately $0.1 million (approximately $0.09 per share) for the Growth Fund and brokerage commission or other transaction costs of approximately $10,700 and $200 for the Symphony Large-Cap Growth Fund and the Growth Fund, respectively, based average commission rates normally paid by the Target Funds, if such sales occurred on August 31, 2017.

In addition, if the Reorganization had occurred as of August 31, 2017, additional securities held by the Target Funds would have been disposed of due to the different investment styles used in managing the investment portfolios of the Acquiring Fund and the Target Funds. As a result of these sales, together with the required sales described in the paragraph immediately above, it is estimated that approximately 48% of the Symphony Large-Cap Growth Fund’s portfolio and approximately 22% of the Growth Fund’s portfolio as of August 31, 2017 would have been sold if the Reorganization had occurred on that date. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $18.5 million (approximately $4.72 per share) for the Symphony Large-Cap Growth Fund and realized gains of approximately $2.6 million (approximately $1.67 per share) for the Growth Fund and brokerage commission or other transaction costs of approximately $38,700 and $6,700 for the Symphony Large-Cap Growth Fund and the Growth Fund, respectively, based average commission rates normally paid by the Target Funds, if such sales occurred on August 31, 2017.

The total costs of the Reorganization are estimated to be $340,000. Nuveen will pay all expenses associated with the Reorganization.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the August 31, 2017 annual report of the Growth Fund and the Acquiring Fund, and the September 30, 2017 annual report of the Symphony Large-Cap Growth Fund.

2. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Fund is a series of the Nuveen Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on May 6, 1996.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Acquiring Fund’s most recent prospectus provides further description of the investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the Reporting Period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Pro Forma Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Compensation

The Trust does not pay compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Trust has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Total
Long-Term Investments*:
Common Stocks	$559,601,257	$—	$559,601,257
Short-Term Investments:
Repurchase Agreements	—	5,250,692	5,250,692
Total	$559,601,257	$5,250,692	$564,851,949
*	Refer to the Fund’s Pro Forma Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the Reporting Period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of August 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

6. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For the next $2.5 billion	0.4000
For the next $2.5 billion	0.3875
For net assets over $10 billion	0.3750

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Upon closing of the Reorganizations, the Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Fund through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses of the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Trust.

7. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Pro Forma Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the Reporting Period, the Fund did not utilize this facility.

8. Subsequent Events

Fund Reorganizations

During September 2017, shareholders of the Nuveen Large Cap Growth Opportunities Fund approved the reorganization into the Acquiring Fund. Nuveen Large Cap Growth Opportunities Fund merged into the Acquiring Fund at the close of business on October 13, 2017.